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                                                                    EXHIBIT 10.2


ARTHUR ROBINSON                                               ALLENS
& HEDDERWICKS                                                 ARTHUR ROBINSON
                                                              GROUP



                          DIRECTOR OF PUBLIC TRANSPORT



                                       and



                            FREIGHT VICTORIA LIMITED
                                    (Lessee)


                       ----------------------------------

                          PRIMARY INFRASTRUCTURE LEASE

                       ----------------------------------




                                    VOLUME 1







                          ARTHUR ROBINSON & HEDDERWICKS
                                    Melbourne
                                   Ref DAM:PJS
                                  Tel 9614 1011


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                                TABLE OF CONTENTS



1. DEFINITIONS AND INTERPRETATION.................................................................................1

   1.1 Definitions................................................................................................1
   1.2 Interpretation............................................................................................11
   1.3 Consents or approvals.....................................................................................12
   1.4 Delegation................................................................................................12
   1.5 Transfer of Functions.....................................................................................13
   1.6 Indemnity Extent..........................................................................................13
   1.7 Exclusion of Implied Covenants and Powers.................................................................14
   1.8 Survival..................................................................................................14

2. LEASE AND RESERVATIONS........................................................................................14

   2.1 Grant of Lease............................................................................................14
   2.2 Lessee's Acknowledgement..................................................................................14
   2.3 Reservations in Respect of Adjoining Land.................................................................14
   2.4 Reservation in Respect of Non-Rail Activities.............................................................14
   2.5 Conditions on Reservations................................................................................15
   2.6 Title to Land.............................................................................................16
   2.7 Access....................................................................................................16
   2.8 Assignment of Existing Rights.............................................................................16
   2.9 City Link Land............................................................................................16

3. CHANGES TO LAND...............................................................................................18

   3.1 Changes to Area of Land...................................................................................18
   3.2 Request by Director to Surrender Land.....................................................................18
   3.3 Surrender of Station Grounds by Lessee....................................................................18

4. CHANGES TO RAILWAY INFRASTRUCTURE.............................................................................18

   4.1 Upgrade by Lessee.........................................................................................18
   4.2 Completion of Upgrade Works...............................................................................18
   4.3 Removal of Railway Infrastructure.........................................................................19
   4.4 Infrastructure to be Situated on Leased Land..............................................................19
   4.5 Central Land Register.....................................................................................19

5. NEW WORKS REQUIRED BY THE DIRECTOR............................................................................20

   5.1 Director's Right to Undertake New Works...................................................................20
   5.2 Notice....................................................................................................20
   5.3 Discussions with Lessee...................................................................................20
   5.4 Lessee's Obligations......................................................................................21
   5.5 Contracting for New Works.................................................................................21
   5.6 Disruption................................................................................................21
   5.7 Completion of Works.......................................................................................21
   5.8 Property in Salvagable Material...........................................................................22
   5.9 Payment of Compensation...................................................................................22
   5.10 Amount of Compensation...................................................................................22

6. DE-ELECTRIFICATION OF PAKENHAM-WARRAGUL LINE..................................................................22

   6.1 Proposal to Undertake De-electrification Works............................................................22
   6.2 Discussions with Lessee...................................................................................23
   6.3 Lessee's Obligations......................................................................................23
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
   6.4 Disruption................................................................................................23
   6.5 Property in Salvagable Material...........................................................................23
   6.6 No Compensation...........................................................................................23

7. SURRENDER OF LINES............................................................................................24

   7.1 Right to Surrender Lines..................................................................................24
   7.2 Notice of Surrender.......................................................................................24
   7.3 Lessee to Continue to Operate Line........................................................................24
   7.4 Surrender.................................................................................................24
   7.5 Director may Keep Line Open...............................................................................25

8. EXTENSION OF METROPOLITAN RAIL SYSTEM.........................................................................25

   8.1 Director's Right to Electrify Track.......................................................................25
   8.2 Notice....................................................................................................25
   8.3 Surrender of Land.........................................................................................25
   8.4 Discussions with Lessee...................................................................................25
   8.5 Lessee's Obligations......................................................................................26
   8.6 Contracting for Electrification Works.....................................................................26
   8.7 Disruption................................................................................................27
   8.8 Compensation..............................................................................................27
   8.9 Amount of Compensation....................................................................................28

9. USE OF LAND...................................................................................................28

   9.1 Permitted Use.............................................................................................28
   9.2 No Warranty as to Use.....................................................................................28
   9.3 Lessee's Acknowledgments..................................................................................28
   9.4 Compliance with Laws......................................................................................29
   9.5 Compliance with Notices...................................................................................29
   9.6 Approvals.................................................................................................29
   9.7 Accreditation.............................................................................................29
   9.8 Native Title Claims.......................................................................................30
   9.9 Access to Heritage Groups.................................................................................30
   9.10 Provision of Accounts....................................................................................30

10. REPAIR AND MAINTENANCE.......................................................................................31

   10.1 General Obligations......................................................................................31
   10.2 Seymour Railway Heritage Centre..........................................................................32
   10.3 Level Crossings..........................................................................................32
   10.4 Bridges..................................................................................................32
   10.5 Platforms................................................................................................32
   10.6 VQI Testing..............................................................................................32

11. MAINTENANCE PLAN.............................................................................................32

   11.1 Lessee to Submit Maintenance Plan........................................................................32
   11.2 Form of Maintenance Plan.................................................................................33
   11.3 Approval of Maintenance Plan.............................................................................33
   11.4 Obligation to Comply with Maintenance Plan...............................................................33
   11.5 Escrow Account...........................................................................................33

12. LEASES.......................................................................................................34

   12.1 Existing Leases..........................................................................................34
   12.2 Concurrent Lease.........................................................................................35
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
   12.3 Release and Indemnity....................................................................................35
   12.4 Granting of Sub-Leases...................................................................................35
   12.5 No Release Of Liability..................................................................................35

13. LICENCES.....................................................................................................35

   13.1 Existing Licences........................................................................................35
   13.2 Excluded Licences........................................................................................36
   13.3 Included Licences........................................................................................36
   13.4 Lessee's Right to Grant New Licences.....................................................................36
   13.5 No Release Of Liability..................................................................................36

14. INTERSTATE TRACK.............................................................................................37

15. ACCESS.......................................................................................................37

   15.1 Director's Right of Access...............................................................................37
   15.2 Exercise of Rights.......................................................................................37

16. PRE-EXISTING AND SUBSEQUENT CONTAMINATION....................................................................37

   16.1 Clean-Up Notice..........................................................................................37
   16.2 Indemnity by Director....................................................................................38
   16.3 Indemnity by Lessee......................................................................................38
   16.4 Covenant not to cause the service of a Clean-Up Notice...................................................38

17. ENVIRONMENTAL REPORTS........................................................................................38

   17.1 Environmental Report.....................................................................................38
   17.2 Random Audit.............................................................................................39
   17.3 Final Audit..............................................................................................39

18. ENVIRONMENTAL COMPLIANCE.....................................................................................40

   18.1 Lessee's Obligations.....................................................................................40
   18.2 Indemnity by Lessee......................................................................................40
   18.3 Indemnity by Director - Noise............................................................................40

19. ASBESTOS.....................................................................................................40

   19.1 Asbestos Report..........................................................................................40
   19.2 Obligations of Lessee....................................................................................41
   19.3 Indemnity by Lessee......................................................................................41

20. LESSEE'S OBLIGATIONS - STORMWATER CONTAMINATION..............................................................41

   20.1 Obligations of Lessee....................................................................................41
   20.2 Indemnity by Lessee......................................................................................41

21. RENT.........................................................................................................41

   21.1 Lessee to Pay Rent.......................................................................................41
   21.2 Adjustment of Rent.......................................................................................42
   21.3 No Abatement.............................................................................................42
   21.4 Security.................................................................................................42

22. RATES, TAXES AND CHARGES.....................................................................................44

   22.1 Rates and Taxes..........................................................................................44
   22.2 GST......................................................................................................44

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
   22.3 Charges for Services.....................................................................................44
   22.4 Separate Metering........................................................................................45
   22.5 Payment by Director......................................................................................45
   22.6 Shared Services..........................................................................................45
   22.7 Access Roads.............................................................................................45

23. QUIET ENJOYMENT..............................................................................................45

24. INTELLECTUAL PROPERTY........................................................................................46

   24.1 Grant of Licence.........................................................................................46
   24.2 Improvements.............................................................................................46
   24.3 Director's Right to License Improvements.................................................................46
   24.4 Licence of Lessee's Intellectual Property................................................................47
   24.5 Use of Third Party Intellectual Property Rights and Indemnity............................................47
   24.6 Express Warranties with Respect to Infringement of Intellectual Property Rights..........................48
   24.7 No Implied Warranties....................................................................................48
   24.8 Sub-Licences.............................................................................................48

25. INSURANCE....................................................................................................48

   25.1 Risk.....................................................................................................48
   25.2 Obligation to insure Railway Infrastructure..............................................................48
   25.3 Obligation to insure for public liability................................................................49
   25.4 Obligation to insure against professional negligence.....................................................49
   25.5 Obligation to insure for workers' compensation...........................................................49
   25.6 Obligation to insure for motor vehicle liabilities.......................................................49
   25.7 Periods of insurance.....................................................................................49
   25.8 Insurers and policies....................................................................................50
   25.9 Lessee to Satisfy Itself.................................................................................50
   25.10 Insurance Policies in Joint Names.......................................................................51
   25.11 Review of Insurances....................................................................................51
   25.12 No Limitation...........................................................................................51
   25.13 Joint insurance arrangements............................................................................51

26. DAMAGE AND DESTRUCTION.......................................................................................52

   26.1 Destruction..............................................................................................52
   26.2 No Right to Damage.......................................................................................52

27. INDEMNITY AND RELEASE........................................................................................53

   27.1 Indemnity................................................................................................53
   27.2 Release..................................................................................................53
   27.3 Disclaimer...............................................................................................53
   27.4 Year 2000 Risk...........................................................................................55

28. FURTHER TERMS................................................................................................55

   28.1 Option...................................................................................................55
   28.2 Exercise of First Option.................................................................................55
   28.3 Exercise of Second Option................................................................................55
   28.4 Granting of New Lease....................................................................................55
   28.5 Director's Right of Refusal..............................................................................56
   28.6 Guarantee of Obligations in Renewed Lease................................................................56
   28.7 Additional Further Terms.................................................................................56

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



29. DEFAULT......................................................................................................57

   29.1 Occurrence of Default Event..............................................................................57
   29.2 Cure Plan................................................................................................57
   29.3 Cure Period..............................................................................................57
   29.4 Extension to Cure Period.................................................................................57
   29.5 Remedies for Default Event...............................................................................58
   29.6 Remedies for Termination Event...........................................................................58
   29.7 Interest on Financial Default............................................................................58
   29.8 Waiver...................................................................................................59
   29.9 Equitable Relief.........................................................................................59

30. OBLIGATIONS ON EXPIRATION OR TERMINATION.....................................................................59

   30.1 Transitional Period......................................................................................59
   30.2 Novation of Agreements...................................................................................59
   30.3 Return of Maintenance Records............................................................................60
   30.4 Power of Attorney........................................................................................60
   30.5 Compensation.............................................................................................60
   30.6 Set Off..................................................................................................61

31.  DISPUTE RESOLUTION..........................................................................................61

   31.1 Procedure to settle disputes.............................................................................61
   31.2 Negotiation..............................................................................................61
   31.3 Mediation................................................................................................61
   31.4 Arbitration..............................................................................................62
   31.5 Independent expert.......................................................................................63
   31.6 Amalgamation of Disputes.................................................................................64
   31.7 Continue to Perform......................................................................................64

32. REPRESENTATIONS AND WARRANTIES...............................................................................64

   32.1 Lessee's Representations and Warranties..................................................................64
   32.2 Survival of Representations and Warranties...............................................................65
   32.3 Notification of Change...................................................................................65
   32.4 Reliance on Representations and Warranties...............................................................66

33. CONFIDENTIALITY..............................................................................................66

   33.1 General Obligations......................................................................................66
   33.2 Exceptions...............................................................................................66
   33.3 Disclosure for Purposes of this Lease....................................................................67
   33.4 Other Confidential Information...........................................................................67

34. NOTICES......................................................................................................67

35. ENTIRE AGREEMENT.............................................................................................68

36. ASSIGNMENT...................................................................................................68

   36.1 Assignment by Lessee.....................................................................................68
   36.2 Assignment by Director...................................................................................68
   36.3 Negative Pledge..........................................................................................68
   36.4 Exclusion of Section 144 of Property Law Act.............................................................68
   36.5 Change of Control........................................................................................68
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
37. AMENDMENT....................................................................................................69

38. NO WAIVER....................................................................................................69

39. SEVERABILITY.................................................................................................69

40. FURTHER ASSURANCES...........................................................................................69

41. NO MERGER....................................................................................................69

42. RIGHTS CUMULATIVE............................................................................................69

43. COSTS AND STAMP DUTY.........................................................................................69

44. GOVERNING LAW AND JURISDICTION...............................................................................69

45. COUNTERPARTS.................................................................................................70
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                          PRIMARY INFRASTRUCTURE LEASE

THIS LEASE is made on 30 April, 1999 between:

1. THE DIRECTOR OF PUBLIC TRANSPORT of 80 Collins Street, Melbourne on behalf of THE CROWN IN RIGHT OF THE STATE OF VICTORIA; and

2.       FREIGHT VICTORIA LIMITED (ACN 075 295 644) incorporated in the
         Australian Capital Territory of Level 23, 101 Collins Street, Melbourne
         (the LESSEE).

RECITALS

A. VRTC has agreed to lease the Land to the Director on the terms and conditions contained in the Head-Lease.

B. The Director has agreed to sub-lease the Land to the Lessee on the terms and conditions contained in this Lease.

C.       The objectives of the State pursuant to this Lease include:

         (a) to minimise the State's exposure to residual risks and liabilities associated with the Land;

         (b) to facilitate the development of an expanding rail freight industry in Victoria as a viable alternative to road transport; and

         (c) to secure a progressive improvement in the quality of services available to freight customers in Victoria.

D. The Lessee's obligations under the VLP Access Agreement include the obligation to maintain those parts of the Railway Infrastructure used by VLP in a condition which is fit for purpose.

E. The Director and the Lessee have entered into the Direct Agreement to secure the provision of access and services to Operators in relation to the Country Passenger Track (as defined in the Direct Agreement). The rights of the Director under the Direct Agreement include certain step-in rights if the Lessee does not comply with its obligations in relation to the Country Passenger Track.

IT IS AGREED as follows.

         1.       DEFINITIONS AND INTERPRETATION

         1.1      DEFINITIONS

                  The following definitions apply unless the context requires otherwise.

                  ACCESS AGREEMENT means an agreement entered into between the Lessee and an Operator pursuant to which the Lessee grants the Operator a right to use Railway Infrastructure for the purpose of transporting freight or passengers by rail.

                  ACCESS DETERMINATION means a determination of the Office of the Regulator-General under Part 2A of the Rail Corporations
                  Act 1996 (Vic) requiring the Lessee to provide access to a person seeking access to, or use of, Railway Infrastructure.

                  ACCREDITATION means the accreditation required to be held by the Lessee as an operator of Rolling Stock and as a manager of the Railway Infrastructure under Division 3, Part 6 of the
                  Transport Act






                  1983 (Vic) (including any regulation, guideline or ordinance made pursuant to that Division) and any other accreditation required by any Laws.

                  AIR SPACE means all air space more than 6.825 metres above the surface of the land or, where there is a structure on the land the top of which is more than 6.825 metres above the surface of the land, all air space above the top of that structure.

                  APPROVAL means any permit, licence, consent, grant, certificate, sealing or other approval obtained or required to be obtained by the Lessee from a Governmental Agency or any other person in relation to the Land or the use and occupation of the Land and includes any Planning Approval, Accreditation, and any requisition, condition or requirement from a Governmental Agency or any other person.

                  ASBESTOS LEGISLATION means any Law relating to the removal, replacement control, identification, sealing, enclosing or otherwise dealing with the existence of asbestos.

                  ASBESTOS REPORT means the report contained in Section 8 of the Environmental Report.

                  AUTHORISATION includes:

                  (a) any consent, authorisation, registration, filing, lodgement, permit, franchise, agreement, notarisation, certificate, permission, licence, approval, direction, declaration, authority or exemption from, by or with a Governmental Agency; or

                  (b) in relation to anything that would be fully or partly prohibited or restricted by law if a Governmental Agency intervened or acted in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

                  BAYSIDE TRAINS means Met Train 1, a statutory corporation established under the Rail Corporations Act 1996 (Vic).

                  CLEAN-UP NOTICE means a notice served or a direction made under Section 62A of the Environment Protection Act 1970 (Vic) or a notice served under any legislation relating to Contamination in, on, under or emanating from the Land.

                  COMMENCEMENT DATE means 1 May 1999.

                  COMPLETION DATE means the day immediately preceding the 15th anniversary of the Commencement Date.

                  CONTAMINATION means a solid, liquid, gas, odour, heat, sound, vibration, radiation or substance of any kind which makes or may make the Environment unsafe, unfit or harmful for habitation, use or occupation by any person or animal or is such that any part of the Environment does not satisfy the contamination criteria or standards published or adopted by the Victorian Environment Protection Authority from time to time and the word Contaminant has a corresponding meaning.

                  CONTROLLED ENTITY means an entity in respect of which the
                  Lessee:

                  (a) is entitled to exercise or control the right to vote attached to 50% or more of the issued shares or stock (whether fully, partly or nil paid) in the entity;

                  (b) is entitled to dispose of or exercise a right of disposal in respect of 50% or more of the issued shares or stock (whether fully, partly or nil paid) in the entity; or


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

         (c) is able, whether alone or in concert with another or others, and whether by any act or omission or otherwise, to dominate or control the entity or the financial or operating policies or management of the entity.

         CORPORATIONS LAW means the Corporations Law of Australia.

         CURE PERIOD means:

         (a) in respect of a Financial Default, 21 days from and including the date of service of a Default Notice; and

         (b) in respect of all other Default Events, the period specified by the Director as such in the relevant Default Notice, being such period of time from and including the date of service of a Default Notice as, in all the circumstances, is a reasonable period of time in which to cure the Default Event to which the Default Notice relates or any greater period as may be allowed pursuant to clause 29.4.

         CURE PLAN, in respect of a Default Event which is not a Financial Default, means a plan by the Lessee to remedy that Default Event which:

         (a)      is proposed during the Cure Period; and

         (b)      details:

                  (i)      the time required to cure the relevant Default Event;
                           and

                  (ii) a work plan setting out each task to be undertaken in order to rectify the Default Event and the time for each task to be completed.

         DATA ROOM means the data room relating to the sale of the business of VLF situated at Olderfleet Building, Level 6, 477 Collins Street, Melbourne.

         DEED OF COVENANT means the document so titled dated on or about the date of this Lease made by the Lessee in favour of the State.

         DE-ELECTRIFICATION WORKS means the works referred to in clause 6.l.

         DEFAULT EVENT means:

         (a) any failure by the Lessee to comply with this Lease (including a Financial Default); or

         (b) a Financial Breach (as defined in the Direct Agreement) by the Lessee under the Direct Agreement.

         DEFAULT NOTICE means a notice given by the Director under clause 29.l.

         DEFAULT RATE means the rate prescribed from time to time under Section 2 of the Penalty Interest Rates Act 1983 (Vic).

         DIRECT AGREEMENT means the document titled "VLF Direct Agreement Country Passenger Network" dated on or about the date of this Lease between the Director and the Lessee.

         DIRECTOR means the Director of Public Transport under the Transport Act 1983 (Vic) acting on behalf of the Crown in right of the State and an obligation, right or remedy of the Director under this Lease is an obligation, right or remedy of the Director in that capacity.

         DIRECTOR'S ASSOCIATES includes an employee, agent, contractor, consultant, licensee, invitee, client, customer or visitor of the Director (but does not include any Operator).

         DISCLOSED INFORMATION means:

         (a)      the Information Memorandum;

         (b)      the Invitation to Tender;

         (c)      the Environmental Report;

         (d)      the Independent Engineer's Report; and

         (e) all information disclosed to the Lessee or any person acting on behalf of or associated with the Lessee by or on behalf of the Director, the State, VLF, VRTC, PTC, any of the Passenger Rail Corporations or any person acting on behalf of or associated with any of them or which is otherwise acquired by or comes to the knowledge of the Lessee or any person acting on behalf of or associated with the Lessee directly or indirectly from any of them, whether the information is in oral, visual or written form or is recorded in any other medium (including all information contained in the Data Room, on CD-Rom or otherwise disclosed or made available to the Lessee or any person acting on behalf of or associated with the Lessee including as a result of management presentations or question and answer processes or sessions).

         ELECTRIFICATION WORKS means any works undertaken by or on behalf of the Director pursuant to clause 8.l.

         ENVIRONMENT includes the meaning given to that term at common law and in any legislation in force in the State or Territory of Australia in which the Land is situated including any land, water, atmosphere, climate, sound, odours, tastes, the biological factors of animals and plants and the social factors of aesthetics.

         ENVIRONMENTAL HAZARD means a state of danger to human beings or the Environment whether imminent or otherwise resulting from the location, storage or handling of any substance having toxic, corrosive, flammable, explosive, infectious or otherwise dangerous characteristics.

         ENVIRONMENTAL LAW means any Law relating to the Environment including any law relating to land use, planning, pollution of air, water, soil or groundwater, chemicals, waste, the use of transport, the storage and handling of dangerous goods, the health or safety of any person, or any other matters relating to but not limited to the protection of the Environment, health or property.

         ENVIRONMENTAL REPORT means the report titled "V/Line Freight Corporation Environmental Assessment" prepared by CMPS&F Pty Ltd and dated October 1998.

         ESCROW ACCOUNT means a bank account opened in the name of the Director with an Australian bank (within the meaning of the Banking Act 1959
         (Cth)) the identity of which is approved in writing by the Director.

         EXCLUDED INFRASTRUCTURE means the items listed in Schedule 4.

         EXCLUDED LEASES means the leases listed in Schedule 8.

         EXISTING AGREEMENTS means the agreements listed in Schedule 10.

         EXISTING LEASES means the leases listed in Schedule 7.


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         EXISTING LICENCES means the licenses listed in Schedule 9.

         FINAL AUDIT means the final audit referred to in clause 17.3(a).

         FINANCIAL DEFAULT means a failure by the Lessee to:

         (a) pay when due any money which the Lessee is obliged to pay to the Director under this Lease (including a failure to pay Rent when due); or

         (b) provide or maintain the Letter of Credit in accordance with clause 21.4.

         FIRST FURTHER TERM means the term of 15 years commencing on the 15th anniversary of the Commencement Date and ending on the day immediately preceding the 30th anniversary of the Commencement Date.

         GUARANTOR means Rail America, Inc.

         GOVERNMENTAL AGENCY means a government or a governmental, semi-governmental, judicial, municipal, statutory or public entity or authority. It also includes a self-regulatory organisation established under statute or a stock exchange.

         GST means any tax in the nature of a tax on goods and services, value added tax, broad based consumption tax or similar tax levied, imposed or assessed by the Commonwealth of Australia or any state or territory of Australia, which may operate at any time during the term of this Lease.

         HAZARDOUS SUBSTANCE means any substance which would or might reasonably be expected to cause injury to any person or the Environment.

         HEAD-LEASE means the lease dated on or about the date of this Lease between VRTC and the Director.

         HILLSIDE TRAINS means Met Train 2, a statutory corporation established under the Rail Corporations Act 1996 (Vic).

         IMPROVEMENT means:

         (a) all alterations, modifications and enhancements to, and applications, developments and adaptations of, the materials in which any Licensed Rights subsist; and

         (b) all other materials based upon or derived from the materials in which any Licensed Rights subsist,

         whether or not the use or reproduction of such alterations, modifications, enhancements, applications, developments, adaptations or other materials would constitute an infringement of the Licensed Rights.

         INDEPENDENT ENGINEERS REPORT means the report titled "Engineering Report on V/Line Freight Corporation's Assets and Infrastructure" prepared by TMG International Pty Ltd and dated October 1998.

         INDUSTRIAL WASTE means any waste arising from commercial, industrial or trade activities and any waste containing substances or materials which are potentially harmful to human beings or the Environment.

         INFORMATION MEMORANDUM means the information memorandum titled "V/Line Freight Information Memorandum" dated September 1998 (including any supplement to or replacement of it), issued by the State.



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

         INITIAL TERM means the term of fifteen years commencing on the Commencement Date and ending on the day immediately preceding the 15th anniversary of the Commencement.Date.

         INSOLVENCY EVENT means when:

         (a) the Lessee stops or suspends payment of all or a class of its debts;

         (b) the Lessee is insolvent within the meaning of section 95A of the Corporations Law;

         (c)      the Lessee is presumed by a court to be insolvent by reason of section 459C(2) of the Corporations Law;

         (d) the Lessee fails to comply with a statutory demand (within the meaning of section 459F(l) of the Corporations Law);

         (e) the Lessee has an administrator appointed over all or any of its assets or undertaking;

         (f) the Lessee has a controller within the meaning of section 9 of the Corporations Law or similar officer appointed to all or any of its assets or undertaking;

         (g) the Lessee has an order made or a resolution passed for its winding up or dissolution or it enters into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them;

         (h) any security over or a distress, execution or other similar process is levied or served against the whole or a substantial part of the Lessee's assets or undertaking; or

         (i) any event occurs which, under the Law of any relevant jurisdiction, has an analogous or equivalent effect to any of the events listed above.

         INTELLECTUAL PROPERTY means any intellectual or industrial property whether protected by statute, at common law or in equity, including any patent, invention, copyright, design (whether or not registrable), trade secret, circuit layout design or right in relation to circuit layouts, right to confidential information, technical information, processes, techniques and know-how, but excluding registered and unregistered trade marks, trade names, logos and get-up (and copyright subsisting in such trade marks, logos and get-up).

         INTEREST means interest calculated with monthly rests and compounded on each monthly rest date.

         INTERSTATE TRACK means the interstate standard and dual gauge railway track.

         INTERSTATE TRACK LAND means all that land which lies not more than two metres from the centre line of the interstate standard and dual gauge railway track on the Shared Corridors.

         INTRASTATE CORRIDOR TRACK LAND means all that land which lies not more than two metres from the centre line of the railway track on the Shared Corridors, but excludes the Interstate Track Land.

         INTRASTATE CORRIDORS means, in respect of the Shared Corridors, the land which is bounded by:

         (a) the line which is equidistant between the boundary of the Interstate Track Land and the boundary of the Intrastate Corridor Track Land; and

         (b) the boundary of the land owned by VRTC directly adjacent to the Intrastate Corridor Track Land (which is the boundary reached by not crossing the Interstate Track Land),

                  provided that:

         (c) where the Intrastate Corridor Track Land intersects with the Interstate Track Land, the Intrastate Corridor Track Land is excluded from the Intrastate Corridor; and

         (d) where the Intrastate Corridor Track Land turns out from the Interstate Track Land, that part of the Intrastate Corridor Track Land up to and including the last long timber of the turnout diverging off the railway track situated on the Interstate Track Land is excluded from the Intrastate Corridor.

         Diagramatic representations of the matters set out in this definition are contained in Schedule 3.

         INTRASTATE TRACK means the railway track situated on the Land.

         INVITATION TO TENDER means the document titled "V/Line Freight Invitation to Tender" dated 'September 1998 (including any supplement to or replacement of it), issued by the State.

         LAND means all that land forming part of:

         (a)      the Railway Corridors;

         (b) the area delineated and coloured yellow on the plans of the Station Grounds listed in Schedule 2; and

         (c)      the Intrastate Corridors,

         in each case as varied from time to time under the terms of this Lease, and includes the Railway Infrastructure but excludes:

         (d)      the Air Space; and

         (e)      the land subject to the Excluded Leases.

         LAWS means any statute, regulation, order, rule, subordinate legislation or other document enforceable under a statute, regulation, order, rule or subordinate legislation.

         LEADR means Lawyers Engaged in Alternative Dispute Resolution.

         LESSEE'S ASSOCIATES includes an employee, agent, contractor, consultant, licensee, invitee, client, customer or visitor of the Lessee (including any Operator).

         LETTER OF CREDIT means an irrevocable stand-by letter of credit issued by a bank or financial institution the identity of which is approved in writing by the Director.

         LICENSED RIGHTS means all Intellectual Property which is necessary to use the Railway Infrastructure for or in connection with Railway Operations and which is:

         (a)      owned solely by the Director as at the date of this Lease; or

         (b) owned wholly or in part by a third party as at the date of this Lease and which is:

                  (i)      licensed to the Director; and

                  (ii) able to be lawfully sub-licensed by the Director to the Lessee for the purpose of allowing the Lessee to use the Railway Infrastructure for Railway Operations.

         LINE means a part of the Land which lies between two specified locations which are serviced by the same railway track (including the associated Railway Infrastructure on the Land needed to allow and facilitate the operation of Rolling Stock between those two locations).

         MAINTENANCE PLAN means the plan or plans to be submitted by the Lessee in accordance with clause 11.1.

         METROPOLITAN FRANCHISEE means a metropolitan train operator (as defined in the Rail Corporations Act 1996 (Vic)).

         MINIMUM CONDITION, in respect of any Railway Infrastructure, means the condition of that Railway Infrastructure which:

         (a) would enable an Operator to use that Railway Infrastructure for the purpose of transporting freight by rail in a manner in all material respects the same as the manner in which that Railway Infrastructure has most recently been used by the Lessee or by a related body corporate (within the meaning of the Corporations Law) of the Lessee or any other controlled entity for that purpose (assuming that Operator is not operating rail freight traffic on that Railway Infrastructure at a greater frequency or to a greater extent than the Lessee or a related body Corporate of the Lessee or any other controlled entity has most recently operated rail freight traffic on that Railway Infrastructure and assuming use by that Operator of rolling stock of the type and age most recently used by the Lessee or a related body Corporate of the Lessee or any other controlled entity for rail freight traffic on that Railway Infrastructure); and

         (b) must be at least such as would enable rail freight traffic generally to travel on the railway track forming part of that Railway Infrastructure at a minimum speed of 20 km/h with 19 tonne axle loads.

         MINIMUM MAINTENANCE LINES means the Lines listed in Schedule 6.

         NATIVE TITLE LAW includes the Native Title Act 1993 (Cth) and any other Commonwealth or State law relating to native or aboriginal title.

         NEW WORKS means any works undertaken by the Director pursuant to clause 5.1.

         NOISE CONTROL NOTICE means a notice served under Section 47 of the Environment Protection Act 1970 (Vic) but excludes any notice served under or pursuant to that Act which requires the preparation and/or implementation of a noise management plan.

         OPERATOR means a person who uses the Railway Infrastructure for the purpose of transporting freight or passengers by rail.

         PASSENGER RAIL CORPORATION means any of:

         (a)      Bayside Trains;

         (b)      Hillside Trains;

         (c)      Swanston Trams;

         (d)      Yarra Trams; and

         (e)      VLP.

         PERMITTED SECURITY INTEREST means:

         (a)      a Security Interest approved in writing by the Director; or

         (b) a Security Interest which by its terms will cease to exist immediately upon the expiration or earlier determination of this Lease.

                  PERSONAL INJURY includes:

         (a) bodily injury, death, sickness, disease, disability, shock, fright, mental anguish or mental injury including the resultant loss of consortium or services at any time;

         (b) false arrest, detention, false imprisonment, discrimination, malicious prosecution or humiliation, or breach of confidentiality;

         (c) wrongful entry or wrongful eviction or other invasion of the right to private occupancy; and

         (d) assault and/or battery not intentionally committed by or at the discretion of the insured unless so directed for the purpose of preventing or eliminating danger to property or persons.

         PLANNING APPROVAL means any Approval given under any Planning Scheme or any Planning Scheme amendment approved and gazetted from time to time under the Planning and Environment Act 1987 (Vic).

         PLANNING SCHEME means any Planning Scheme made under the Planning and Environment Act 1987 (Vic) applicable to the Land or any part of the Land.

         POLLUTANT means a discharge, emission or deposit (including noise and vibrations) which brings about a detrimental change in the condition of the Environment which creates any one or more of the conditions of the Environment referred to in sections 39(l), 41(l) or 45(l) of the Environment Protection Act 1970 (Vic) and the word Pollution has a corresponding meaning.

         PRE-EXISTING CONTAMINATION means any Contamination existing in, on, under or emanating from the Land at the Commencement Date.

         PTC means the Public Transport Corporation, a statutory corporation established under the Transport Act 1983 (Vic).

         RAILWAY CORRIDORS means all land owned by VRTC on which the railway lines listed in Schedule I are situated, but excluding the Station Grounds.

         RAILWAY INFRASTRUCTURE means the facilities installed or erected upon the Land from time to time necessary for or in connection with Railway Operations and includes railway track, associated track structures and works (such as cuttings, tunnels, bridges, stations, platforms, sidings, excavations, landfill, track support earthworks and drainage works), pedestrian crossings, over-track structures, under-track structures, service roads, signalling systems, notices and signs, overhead electrical power supply systems and associated buildings, workshops, depots and yards, but excludes the Excluded Infrastructure.

         RAILWAY OPERATIONS means:

         (a) the provision, maintenance, movement, shunting, storage, fuelling, loading and unloading of Rolling Stock to transport freight or passengers by rail;

         (b) the provision of Railway Infrastructure to enable the transport of freight or passengers by rail;

         (c) the maintenance, storage, building, rebuilding, servicing, replacing and repairing of Railway Infrastructure and Rolling Stock; and

         (d) the conduct of the business of handling, storing and transporting freight or passengers by rail.

         RATES AND TAXES means all municipal and water rates including excess water rates, sewerage rates, drainage rates and other rates, taxes (including all State and Federal land taxes), assessments, charges, costs and expenses (including for the construction of any private street, channel, kerbing, flagging or paving of any footway or pathway abutting the Land) which may at any time be payable to any Governmental Agency.

         RENT, in respect of each year of the Term, means $4,162,637 adjusted in accordance with clause 21.2.

         ROADS CORPORATION means the Roads Corporation, a statutory corporation established under the Transport Act 1983 (Vic).

         ROLLING STOCK means any vehicle that operates on or uses a railway track, including a locomotive, light inspection vehicle, road/rail vehicle, trolley, carriage, diesel multiple unit and wagon (but does not include a vehicle designed to operate both on and off a railway track when the vehicle is not operating on a railway track).

         SALE OF ASSETS AGREEMENT means the document so titled made between VLF, the Lessee and the Guarantor.

         SECOND FURTHER TERM means the term of 15 years commencing on the 30th anniversary of the Commencement Date and ending on the day immediately preceding the 45th anniversary of the Commencement Date.

         SECRETARY means the Secretary of the Victorian Department of Infrastructure or his or her delegate.

         SECURITY INTEREST includes any mortgage, pledge, lien or charge or any security or preferential interest or arrangement of any kind or any other right of, or arrangement with, any creditor to have its claim satisfied in priority to other creditors with, or from the proceeds of, any asset.

         SHARED CORRIDORS means all land owned by VRTC on which the railway lines listed in Schedule 3 are situated, but excluding the Station Grounds.

         SHARED INFRASTRUCTURE means the items listed in Schedule 5.

         SITES means the sites subject to the phase 2 soil and groundwater assessment (as identified in the Environmental Report) which form part of the Land.

         STATE means the State of Victoria.

         STATION GROUNDS means the area delineated as being owned by VRTC on the plans listed in Schedule 2 which lies between the "End of Station Ground" notations on those plans.

         SUBSEQUENT CONTAMINATION means any Contamination existing in, on, under or emanating from the Land that was not in existence at the Commencement Date and any release or leaching of or deterioration in or alteration to the Pre-Existing Contamination that arises by reason of the use and occupation of the Land by the Lessee or any person deriving an interest in the Land from the Lessee or enjoying the use or occupation of the Land with the consent of the Lessee.

         SUBSIDIARY has the meaning given in the Corporations Law.

         SWANSTON TRAMS means Met Tram 1, a statutory corporation established under the Rail Corporations Act 1996 (Vic).

         TERM means, as applicable, the Initial Term, the First Further Term or the Second Further Term.

         TERMINATION EVENT means:

         (a)      the occurrence of an Insolvency Event;

         (b) the occurrence of an event or circumstance in contravention of clause 36.1 or 36.3;

         (c) the abandonment of the whole of the Land by the Lessee for a continuous period of not less than 14 days; or

         (d) a breach of any of the covenants contained in the Deed of Covenant.

         TOTTENHAM YARD means the area delineated and coloured yellow on the plan titled "Tottenham Yard" listed in Schedule 2.

         TRANSACTION DOCUMENT has the meaning given in the Sale of Assets Agreement.

         VLF means V/Line Freight, a body corporate established under the Rail Corporations Act 1996 (Vic).

         VLP means V/Line Passenger Corporation, a body corporate established under the Rail Corporations Act 1996 (Vic).

         VLP ACCESS AGREEMENT means the document titled "Access Agreement" dated on or about the date of this Lease and made between the Lessee and VLP.

         VRTC means Victorian Rail Track, a body corporate established under the Rail Corporations Act 1996 (Vic).

         YARRA TRAMS means Met Tram 2, a statutory corporation established under the Rail Corporations Act 1996 (Vic).

1.2      INTERPRETATION

         Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise:

         (a)      The singular includes the plural and conversely.

         (b)      A gender includes all genders.

         (c) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

         (d) A reference to INCLUDES OR INCLUDING should be construed without limitation.

         (e) A reference to a person, corporation, trust, partnership, unincorporated body or other entity includes any of them.

         (f) A reference to a clause, Schedule or Annexure is a reference to a clause of, or a schedule or annexure to, this Lease.

         (g) A reference to an agreement or document (including a reference to this Lease) is to the agreement or document as amended, varied, supplemented, novated or replaced, except to the extent prohibited by this Lease or that other agreement or document.

         (h) A reference to a party to this Lease or another agreement or document includes the party's successors, permitted substitutes and permitted assigns (and, where applicable, the party's legal personal representatives).

         (i) A reference to legislation or to a provision of legislation includes a modification or re-enactment of it, a legislative provision substituted for it and a regulation or statutory instrument issued under it.

         (j) A reference to conduct includes, without limitation, an omission, statement or undertaking, whether or not in writing.

         (k) A reference to an AGREEMENT includes any undertaking, deed, agreement and legally enforceable arrangement, whether or not in writing, and a reference to a document includes an agreement (as so defined) in writing and any certificate, notice, instrument and document of any kind.

         (l) A reference to WRITING includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

         (m) A reference to any professional body includes the successors of that body.

         (n) A reference to a YEAR or a MONTH is to a calendar year or a calendar month respectively.

         (o)      A reference to DOLLARS and $ is to Australian currency.

         (p)      A reference to PARTY is a reference to a party to this Lease.

         (q)      For the purposes of clauses 2.2, 2.3, 2.4, 4, 5, 8, 9, 15, 16,
                  17.2, 18, 20, 22, 27 and 36, LAND includes any land in respect of which the Director assigns or sub-licences the Director's right, title and interest to the Lessee pursuant to clause 2.8 or clause 2.9 (as the case may be).

1.3      CONSENTS OR APPROVALS

         If the doing of any act, matter or thing under this Lease is dependent on the consent or approval of a party or is within the discretion of a party, the consent or approval may be given or the discretion may be exercised conditionally or unconditionally or withheld by the party in its absolute discretion unless express provision to the contrary has been made.

1.4      DELEGATION

         (a) The Director may delegate any power, function or responsibility which that party has under this Lease.

         (b)      Any such delegation may be:

                  (i)      revoked, changed or delegated; and

                  (ii) limited or may be subject to such conditions as the Director determines from time to time.

         (c) The Lessee is entitled to request from the Director details of the delegation of any power, function or responsibility by the Director under this Lease where a person purports to be acting under such a delegation. Once the Lessee obtains such details, it is entitled to rely on them unless and until given notice of revocation of that delegation.

         (d) If the Director delegates any power, function or responsibility under this Lease to an individual, the Director must give notice of such delegation to the Lessee (including the identity and address of any person to whom such power, function or responsibility is delegated). Where such notice has been given by the Director, the Lessee is entitled to rely upon such notice unless and until given notice of revocation of that delegation.

         (e) Any person to whom a power, function or responsibility is delegated by the Director has, to the extent of that delegation and subject to compliance with the terms and conditions of that delegation, full power and authority to act for and on behalf of and to bind the Director under this Lease.

1.5      TRANSFER OF FUNCTIONS

         (a) The Lessee acknowledges that the Director or VRTC may be reconstituted, renamed or replaced and that some or all of the powers, functions or responsibilities of the Director or VRTC (as the case may be) may be transferred to or vested in another entity.

         (b) If the Director or VRTC is reconstituted, renamed or replaced or if some or all of the Director's or VRTC's (as the case may be) powers, functions or responsibilities are transferred to or vested in another entity, references in this Lease to the Director or VRTC (as the case may be) must be deemed to refer, as applicable, to that reconstituted, renamed or new entity to the extent that the entity has assumed or has had transferred to or vested in it those powers, functions or responsibilities.

1.6      INDEMNITY EXTENT

         (a) Where any indemnity is given under this Lease. the indemnity extends to any loss, damage or expense, including:

                  (i)      liability to third parties;

                  (ii) legal costs (on a solicitor own client basis) in respect of enforcing the indemnity or defending any claim brought by any party, including a third party, in respect of a matter which is the subject of the indemnity; and

                  (iii) any such loss, damage or expense arising from or in any way connected with an act, default or omission or other event in respect of which the indemnity is given,

                  but does not extend to any indirect or consequential loss.

         (b)      For the purpose of clause 1.6(a), it is agreed that:

                  (i) the following losses are not included in the term "indirect or consequential": property damage or losses arising from third party claims in respect of property damage, personal injury, nervous shock or death; and

                  (ii) the following losses are included in the term "indirect or consequential": loss of subsidy payments, track and station access charges and incentive payments, loss of business opportunity and payment of liquidated sums, penalties or damages under a franchise agreement or any other agreement (other than this Lease).

1.7      EXCLUSION OF IMPLIED COVENANTS AND POWERS

         The covenants and powers implied by the Transfer of Land Act 1958 (Vic) do not apply and will not be implied in this Lease except to the extent those covenants and powers are included in the covenants and powers contained in this Lease.

1.8      SURVIVAL

         In addition to this clause 1, the following clauses survive the expiration or earlier termination of this Lease: clauses 2.5(e), 2.8(d), 2.9(d), 4.5(d), 9.2, 9.3, 9.8, 10.1, 11.5(e) & (f), 12.3,
         13.3(c), 16.2, 16.3, 17.3, 18.2, 19.3, 20.2, 24.4, 24.5, 24.8, 25.7,
         26.2, 27, 29, 30, 31, 33 and 44.

2.       LEASE AND RESERVATIONS

2.1      GRANT OF LEASE

         The Director leases to the Lessee the Land to be held by the Lessee as lessee for the Term on the terms and conditions contained in this Lease.

2.2      LESSEE'S ACKNOWLEDGEMENT

         The Lessee acknowledges that this Lease and the Lessee's rights in respect of the Land are subject to:

         (a) the Existing Leases, the Existing Licences and all other interests, rights, licences, easements and reservations affecting the Land (including, without limitation, all interests, rights and licences at the date of this Lease exercised by VLP and its employees, contractors and customers); and

         (b) any defects, whether latent or patent, in the Land or the Railway Infrastructure, subject to clause 16.

2.3      RESERVATIONS IN RESPECT OF ADJOINING LAND

         For the purpose of VRTC providing services to, through, on, over or under land which is adjacent to or near the Land, the Lessee acknowledges that VRTC has reserved the exclusive right under the Head-Lease to:

         (a) install, maintain, use, repair, alter and replace pipes, ducts, conduits, cables, wires and poles through, on, over and under the Land;

         (b)      hang cables and wires from the poles referred to in clause
                  2.3(a);

         (c) pass and run water, electricity, sewerage, drainage, gas, communications and other services through the pipes, ducts, conduits, cables and wires; and

         (d) for the purpose of exercising the rights referred to in clauses 2.3(a), (b) and (c), grant easements to or enter into agreements with any Governmental Agency or with owners, lessees, occupiers or other persons interested in any land adjacent to or near the Land.

2.4      RESERVATION IN RESPECT OF NON-RAIL ACTIVITIES

         The Lessee acknowledges that VRTC has reserved the exclusive right under the Head-Lease to:

         (a) grant contractual and proprietary rights and interests over the Land in respect of activities that do not constitute Railway Operations (including rights in respect of the laying and maintenance of oil, gas and other pipelines, electricity and telecommunication cables including fibre optic cables) and to retain all revenue received in respect of these rights. For and in connection with the granting and exercise of these rights, the Lessee acknowledges that VRTC has reserved the exclusive right under the Head-Lease to:

                  (i) install, maintain, use, repair, alter and replace pipes, ducts, conduits, cables, wires and poles through, on, over and under the Land;

                  (ii) hang cables and wires from the poles referred to in clause 2.4(a)(i); and

                  (iii) pass and run water, electricity, sewerage, drainage, gas, communications and other services through the pipes, ducts, conduits, cables and wires; and

         (b) develop, maintain, operate and manage, or arrange with other persons to develop, maintain, operate and manage, the Air Space and any buildings, works, structures or other property in the Air Space and to retain all revenue received in respect of those rights. For and in connection with the granting and exercise of those rights, the Lessee acknowledges that VRTC has reserved the right under the Head-Lease to enter upon the Land and undertake works on, over or adjacent to the Land (including the construction and erection of supporting structures of any type or nature in or on the Land).

2.5      CONDITIONS ON RESERVATIONS

         (a) The Director must ensure that VRTC gives the Lessee not less than 30 days notice that VRTC proposes to undertake any works in exercise of the rights referred to in clause 2.3 or 2.4, except in the case of an emergency when no such notice will be required.

         (b) The Director must ensure that VRTC does not undertake any works in exercise of the rights referred to in clauses 2.3 and
                  2.4 which would materially adversely interfere with the permanent on-going use of the Land by the Lessee for Railway Operations.

         (c) If the Director gives the Lessee notice under clause 2.5(a) the Lessee must:

                  (i) assist VRTC in ensuring, as far as reasonably practicable, that arrangements and procedures are put in place by VRTC and the Lessee to minimise any disruption to the Lessee's use of the Land for or in connection with Railway Operations during the undertaking of the works;

                  (ii) implement, as far as may be reasonably practicable, appropriate work practices during the undertaking of the works to assist VRTC in completing the works in a timely and cost efficient manner;

                  (iii) give VRTC access to the Land when required by VRTC for the purpose of undertaking the works; and

                  (iv) use best endeavours to mitigate any loss or damage suffered by the Lessee as a result of the works.

         (d) Subject to the Lessee complying with its obligations under clause 2.5(c), the Director must ensure that VRTC compensates the Lessee on reasonable terms agreed by the Lessee for any financial loss or damage suffered by the Lessee during the undertaking of any works by VRTC referred to in clause 2.3 or
                  2.4 as a direct result of VRTC undertaking those works. If the amount of compensation (if any) payable to the Lessee has not been agreed within 60 days after completion of the works in question, either the Director (on behalf of VRTC) or the Lessee may refer that issue to be determined by an independent expert in accordance with clause 31.5.

         (e) Except as provided for in clause 2.5(d), the Director and VRTC will not be liable to the Lessee for any loss or damage suffered by the Lessee as a result of any works undertaken by VRTC in the exercise of the rights referred to in clause 2.3 or 2.4.

2.6      TITLE TO LAND

         The Director makes no representations and gives no warranties as to title and has no liability for any defect in title or right of occupation or usage that may exist, either now or in the future.

2.7      ACCESS

         The Director grants the Lessee a non-exclusive right of access over those parts of the Station Grounds delineated and coloured brown hatched on the plans listed in Schedule 2 for the purpose of gaining ingress to and egress from the area delineated and coloured yellow on those plans.

2.8      ASSIGNMENT OF EXISTING RIGHTS

         (a) The Director assigns all its right, title and interest in each of the Existing Agreements to the Lessee for the term commencing on the Commencement Date and ending on the earlier of:

                  (i) the expiration or earlier determination of the Existing Agreement; or

                  (ii) the expiration or earlier determination of this Lease.

         (b) The Lessee covenants with the Director that from the Commencement Date the Lessee will perform and observe all of the Director's obligations, liabilities, covenants and conditions contained in the Existing Agreements (including the payment of any moneys payable under the Existing Agreements).

         (c) The Director releases to the full extent permitted by law and indemnities and will keep indemnified the Lessee from all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind in respect of or arising from the Existing Agreements prior to the Commencement Date, except to the extent the loss, damage, liability, action, suit, claim, demand, cost or expense is caused by or results from an act or omission of the Lessee or the Lessee's Associates.

         (d) The Lessee releases to the full extent permitted by law and indemnities and will keep indemnified the Director from all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind in respect of or arising from the Existing Agreements on and from the Commencement Date, except to the extent the loss, damage, liability, action, suit, claim, demand, cost or expense is caused by or results from an act or omission of the Director or the Director's Associates.

2.9      CITY LINK LAND

         (a) The Lessee acknowledges that, to enable the construction of the Project (as defined in Section 6 of the Melbourne City Link Act 1995 (Vic)):

                  (i) the area delineated by the cross-hatching and marked "Licence from MCLA to Use Land" on the plans listed in Schedule 2 (the PROJECT AREA) was surrendered to the Crown pursuant to Part 3 of the Melbourne City Link Act 1995 (Vic);

                  (ii) the Project Area was temporarily reserved under the Crown Land Reserves Act 1978 (Vic) for the purposes of the Project pursuant to Part 3 of the Melbourne City Link Act 1995 (Vic);

                  (iii) The Melbourne City Link Authority was appointed as the committee of management of the Project Area pursuant to Section 55(l) of the Melbourne City Link Act 1995 (Vic);

                  (iv) The Melbourne City Link Authority granted Transurban City Link Limited (TRANSURBAN) a non-exclusive right of occupation over the Project Area pursuant to
                           Section 56 of the Melbourne City Link Act 1995 (Vic) to enable Transurban to construct the Project; and

                  (v) pursuant to an agreement made pursuant to Section 32D of the Melbourne City Link Act 1995 (Vic) (the AGREEMENT), The Melbourne City Link Authority granted the Director a licence to occupy the Project Area on the terms and conditions contained in the Agreement.

         (b) The Lessee further acknowledges that upon the completion of construction of the Project it is intended that:

                  (i) the rights granted to Transurban pursuant to Section 56 of the Melbourne City Link Act 1995 (Vic) and the Director pursuant to Section 32D of the Melbourne City Link Act 1995 (Vic) will terminate;

                  (ii) the temporary reservation of the Project Area will be revoked pursuant to Section 59 of the Melbourne City Link Act 1995 (Vic);

                  (iii)    Transurban will be granted a lease pursuant to
                           Section 60 of the Melbourne City Link Act 1995 (Vic) over that part of the Project Area which it requires for the purpose of managing any roadway constructed on the Project Area; and

                  (iv) that part of the Project Area not leased to Transurban will revert to unalienated Crown land.

         (c) Pursuant to clause 4.2 of the Agreement the Director grants the Lessee a sub-licence to use the Project Area for the purposes and in the manner specified in clause 4.1 of the Agreement and otherwise subject to and in accordance with the Agreement for the term commencing on the Commencement Date and ending on the earlier of:

                  (i) the day immediately prior to the expiration or earlier determination of the Agreement; or

                  (ii) the expiration or earlier determination of this Lease.

         (d) The Lessee releases to the full extent permitted by law and indemnities and will keep indemnified the Director from all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind in respect of or arising from the Agreement on and from the Commencement Date, except to the extent the loss, damage, liability, action, suit, claim, demand, cost or expense is caused by or results from an act or omission of the Director.

         (e) The Director will use reasonable endeavours to ensure that, following the revocation of the temporary reservation of the Project Area and subsequent reversion to unalienated Crown land of that part of the Project Area not leased to Transurban (the NON-TRANSURBAN LAND), the State will vest title in the non-Transurban land in VRTC. Upon title vesting in VRTC that land will form part of the Land for the purposes of the Head-Lease and this Lease.

3.       CHANGES TO LAND

3.1      CHANGES TO AREA OF LAND

         The area of the Land may be reduced from time to time in accordance with the provisions of this clause 3. This clause does not apply to the surrender of Lines, which is dealt with in clause 7, or the surrender of part of the Land due to the electrification of part of the Intrastate Track, which is dealt with in clause 8.

3.2      REQUEST BY DIRECTOR TO SURRENDER LAND

         (a) If part of the Land has not been used for or in connection with Railway Operations for a continuous period of 24 months immediately prior to the service of a notice under this clause, then the Director may give to the Lessee a notice requiring that part of the Land to be surrendered to the Director. Any such notice must adequately identify the land to be surrendered.

         (b) Unless the Lessee demonstrates to the satisfaction of the Director, acting reasonably, within 60 days of giving of a notice under clause 3.2(a) that the land identified in the notice is required for use by the Lessee for or in connection with Railway Operations, the land identified in the notice will be surrendered to the Director. The surrender takes effect 60 days from the date of giving of the notice under clause 3.2(a).

3.3      SURRENDER OF STATION GROUNDS BY LESSEE

         If any part of the area delineated and coloured yellow on the plans of the Station Grounds listed in Schedule 2 is no longer required by the Lessee, the Lessee may give to the Director a notice advising that it proposes to surrender to the Director that part of the area delineated and coloured yellow on those plans of the Station Grounds. Any such notice must identify the land to be surrendered. The surrender takes effect 14 days from the date of giving of the notice under this clause.

4.       CHANGES TO RAILWAY INFRASTRUCTURE

4.1      UPGRADE BY LESSEE

         The Lessee may from time to time upgrade, replace or add to any of the Railway Infrastructure provided that the upgrade, replacement or addition:

         (a)      is for the purpose of Railway Operations; and

         (b) does not interfere with the Air Space, the Excluded Infrastructure, the Excluded Leases or the Existing Licences.

4.2      COMPLETION OF UPGRADE WORKS

         Unless otherwise agreed by the parties, upon completion of any works pursuant to clause 4.1:

         (a) property in the completed works will, as between the Director and the Lessee, vest immediately in the Director; and

         (b) the completed works will, or will be deemed to, form part of the Railway Infrastructure for the purposes of this Lease.

4.3      REMOVAL OF RAILWAY INFRASTRUCTURE

         The Lessee may not remove any item of Railway Infrastructure from the Land other than in compliance with the Lessee's repair, maintenance and replacement obligations under this Lease, without first obtaining the Director's written consent to the removal (which must not be unreasonably withheld).

4.4      INFRASTRUCTURE TO BE SITUATED ON LEASED LAND

         Any improvement, plant, equipment, fixture or fitting constructed, erected or placed on land by the Lessee which is integral to or necessary for the safe and proper conduct of Railway Operations must be constructed, erected or located on the Land unless otherwise agreed in writing by the Director.

4.5      CENTRAL LAND REGISTER

         (a) The Lessee acknowledges that under the Head-Lease VRTC must, or must procure another person to, maintain at VRTC's cost a central land register which identifies all land and infrastructure which forms part of the Victorian train and tram transport network and all leases, licences and other interests to which that land and infrastructure is subject.

         (b) The Lessee must, at its own cost, promptly provide to VRTC (or, if directed by VRTC, to the person retained by VRTC to maintain the register) full and accurate particulars (as may reasonably be requested by VRTC) of:

                  (i) all Land and Railway Infrastructure which is surrendered from the Lease pursuant to clauses 3.2, 3.3, 7.3 or 8.7;

                  (ii) all infrastructure which forms part of the Railway Infrastructure pursuant to clause 4.2;

                  (iii) all sub-leases granted by the Lessee pursuant to clause 12.4; and

                  (iv)     all licences granted by the Lessee pursuant to clause
                           13.4.

         (c) The Director must, at the Director's own cost, promptly provide VRTC with full and accurate particulars of all land and infrastructure which is included in the Lease pursuant to clause 5.7.

         (d) The Lessee acknowledges that neither the Director, the State, VRTC, PTC, VLF or any Passenger Rail Corporation nor any person acting on their behalf or associated with any of them makes any representation or undertaking or gives any advice or warranty of any kind whatsoever to the Lessee or the Lessee's Associates as to the accuracy, reliability or completeness of the information contained in the central land register.

         (e) The Lessee acknowledges that VRTC may elect to establish separate registers for the land and the infrastructure which forms part of the Victorian train and tram transport network.

         (f) The Lessee acknowledges that VRTC will on terms and conditions agreed by VRTC permit the Lessee to access the central land register but only to the extent that the central land register relates to the Land and the Railway Infrastructure. The Lessee will not be permitted to access that part of the central land register which relates to land and infrastructure which is not subject to this Lease without the prior written approval of VRTC and the Director.

5.       NEW WORKS REQUIRED BY THE DIRECTOR

5.1      DIRECTOR'S RIGHT TO UNDERTAKE NEW WORKS

         The Director reserves the right, at the Director's own cost, to upgrade, replace or add to any of the Railway Infrastructure or to construct any new railway infrastructure on, under, over or adjacent to the Land (including works to extend the standard gauge rail network in Victoria by way of extension of existing standard gauge lines or construction of new standard gauge lines, works to construct a railway link from Tullamarine Airport to the Melbourne CBD or works relating to the construction of a very fast train link between Sydney and Melbourne.) This clause 5 does not apply to the de-electrification of the Pakenham-Warragul line, which is dealt with under clause 6, or the undertaking of works to electrify any part of the Railway Infrastructure in connection with the extension of the metropolitan railway system, which is dealt with under clause 8.

5.2      NOTICE

         The Director must give the Lessee not less than 90 days' written notice prior to physical commencement of any New Works. Any such notice must identify that part of the Land and, if applicable, of the Railway Infrastructure on or in relation to which the Director proposes to undertake the New Works.

5.3      DISCUSSIONS WITH LESSEE

         If the Director gives the Lessee notice under clause 5.2, a reasonable time (which must not be less than 60 days) prior to physical commencement of those New Works the Director must consult with the Lessee regarding:

         (a) the effect (if any) that the undertaking of the New Works or the use or operation of the New Works when completed will have on the Lessee's ongoing use of the Land for or in connection with Railway Operations;

         (b) the compatibility of the New Works when completed with the existing Railway Infrastructure;

         (c) the effect (if any) that the undertaking of the New Works will have on the Lessee's use of the Land for or in connection with Railway Operations during the period those works are being undertaken;

         (d) what arrangements or procedures (if any) reasonably can be put in place by the Director and the Lessee to minimise as far as reasonably possible any disruption to the Lessee's use of the Land for or in connection with Railway Operations during the undertaking of the New Works;

         (e) the effect (if any) that the undertaking of the New Works or the use or operation of the New Works when completed will have on the Lessee's ability to continue to perform its obligations under any existing agreements (including Access Agreements) to which the Lessee is a party or under any existing Access Determinations;

         (f) the costs (if any) reasonably likely to be incurred by the Lessee, and the revenue (if any) reasonably likely to be foregone by the Lessee, as a direct result of the New Works; and

         (g) any other matters nominated by the Lessee as relevant matters for the Director and the Lessee to consider in connection with the New Works.

5.4      LESSEE'S OBLIGATIONS

         If the Director gives the Lessee notice under clause 5.2 the Lessee must:

         (a) assist the Director in ensuring, as far as reasonably practicable, that arrangements and procedures are put in place by the Director and the Lessee to minimise any disruption to the Lessee's use of the Land for or in connection with Railway Operations during the undertaking of the New Works;

         (b) implement, as far as may be reasonably practicable, appropriate work practices during the undertaking of the New Works to assist the Director in completing the New Works in a timely and cost efficient manner;

         (c) give the Director and the Director's Associates access to the Land when required by the Director for the purposes of undertaking the New Works; and

         (d) use best endeavours to mitigate any loss or damage suffered by the Lessee as a result of the New Works.

5.5      CONTRACTING FOR NEW WORKS

         If the Director proposes:

         (a) to appoint or engage a person other than the Lessee to perform the design and construction work for any New Works to be undertaken; or

         (b) to appoint or engage a person other than the Lessee to act as contract manager to manage any New Works to be undertaken,

         the Director must not do so unless it has given the Lessee a reasonable opportunity to contract for such appointment or engagement but the Director is under no obligation to make that opportunity available exclusively to the Lessee or to retain the Lessee to design and construct any New Works or to manage the construction of any New Works.

5.6      DISRUPTION

         (a) Subject to clause 5.6(b), in undertaking any New Works the Director must endeavour as far as reasonably practicable to minimise any disruption to the Lessee's use of the Land which is subject to the New Works for or in connection with Railway Operations and to minimise any costs incurred by the Lessee and any revenue foregone by the Lessee as a direct result of the undertaking of the New Works.

         (b) Clause 5.6(a) does not apply where the Director has retained the Lessee pursuant to clause 5.5 to design and construct the New Works or to manage the construction of the New Works.

5.7      COMPLETION OF WORKS

         Upon completion of New Works:

         (a) property in the New Works will, as between the Director and the Lessee, vest immediately in the Director;

         (b) to the extent that the New Works form part of the Railway Infrastructure, the New Works will, or will be deemed to, form part of the Railway Infrastructure for the purposes of this Lease; and

         (c) to the extent that the New Works do not form part of the Railway Infrastructure, the New Works will not, and will not be deemed to, form part of the Railway Infrastructure for the purposes of this Lease and the Lessee will provide the Director, the Director's Associates and any other person authorised by the Director with access to the New Works in accordance with clause 15.1(d).

5.8      PROPERTY IN SALVAGABLE MATERIAL

         Property in all material removed from the Land as part of the New Works will, as between the Director and the Lessee, remain with the Director.

5.9      PAYMENT OF COMPENSATION

         If the Lessee suffers financial loss or damage as a direct result of any New Works, then subject to the Lessee complying with its obligations under clause 5.4 the Director must compensate the Lessee for that loss or damage. Any such compensation will be calculated on a case by case basis, will be based on the principle of no net gain/no net loss, and will take into account any cost or expense incurred by the Lessee as a direct result of the New Works that otherwise would not have been incurred, any cost or expense avoided by the Lessee as a direct result of the New Works and any revenue foregone or received by the Lessee as a direct result of the New Works that otherwise would have been received or not been received (as the case may be), including (as applicable):

         (a) any operating and maintenance costs which the Lessee incurs which, but for the New Works, the Lessee would not have incurred;

         (b) the benefit of any reduction in operating and maintenance costs which, but for the New Works, the Lessee would not have received;

         (c) any access revenue or other revenue which the Lessee receives which, but for the New Works, the Lessee would not have received; and

         (d) any costs (which costs may include any payment the Lessee is obliged to make under the VLP Access Agreement or under a New Access Agreement (as that term is defined in the Direct Agreement)) incurred and any revenue foregone by the Lessee as a direct result of the undertaking of the New Works.

         Compensation (if any) payable by the Director to the Lessee must be paid by the Director within 21 days of the amount of compensation being agreed in writing by the Director and the Lessee or, failing agreement, determined in accordance with clause 5.10.

5.10     AMOUNT OF COMPENSATION

         If the amount of compensation (if any) payable by the Director to the Lessee pursuant to clause 5.9 has not been agreed in writing by the Director and the Lessee 60 days after completion of the New Works, either party may refer that issue to be determined by an independent expert in accordance with clause 31.5.

6.       DE-ELECTRIFICATION OF PAKENHAM-WARRAGUL LINE

6.1      PROPOSAL TO UNDERTAKE DE-ELECTRIFICATION WORKS

         The Lessee acknowledges that the Director proposes to undertake, at the Director's cost, all works required for the de-electrification of the Pakenham-Warragul Line.

6.2      DISCUSSIONS WITH LESSEE

         The Director must consult with the Lessee regarding:

         (a) the effect (if any) that the undertaking of the De-electrification Works will have on the Lessee's use of the Land for or in connection with Railway Operations during the period which those works are being undertaken;

         (b) what procedures or arrangements (if any) reasonably can be put in place by the Director and the Lessee to minimise as far as reasonably practicable any disruption to the Lessee's use of the Land for or in connection with Railway Operations during the undertaking of the De-electrification Works;

         (c) the costs (if any) reasonably likely to be incurred by the Lessee, and the revenue (if any) reasonably likely to be foregone by the Lessee, during the undertaking of the De-electrification Works as a direct result of the De-electrification Works; and

         (d) any other matters nominated by the Lessee as relevant matters for the Director and the Lessee to consider in connection with the De-electrification Works.

6.3      LESSEE'S OBLIGATIONS

         The Lessee must:

         (a) assist the Director in ensuring, as far as reasonably practicable, that procedures and arrangements are put in place by the Director and the Lessee to minimise any disruption to the Lessee's use of the Land for or in connection with Railway Operations during the undertaking of the De-electrification Works;

         (b) implement, as far as may be reasonably practicable, appropriate work practices during the undertaking of the De-electrification Works to assist the Director in completing the De-electrification Works in a timely and cost efficient manner;

         (c) give the Director and the Director's Associates access to the Land when required by the Director for the purposes of undertaking the De-electrification Works; and

         (d) use best endeavours to mitigate any loss or damage suffered by the Lessee as a result of the De-electrification Works.

6.4      DISRUPTION

         In undertaking the De-electrification Works the Director must endeavour as far as reasonably practicable to minimise any disruption to the Lessee's use of the Land for or in connection with Railway Operations and to minimise any costs incurred by the Lessee and any revenue foregone by the Lessee as a direct result of the undertaking of the De-electrification Works.

6.5      PROPERTY IN SALVAGABLE MATERIAL

         Property in all material removed from the Land as part of the De-electrification Works will, as between the Director and the Lessee, remain with the Director.

6.6      NO COMPENSATION

         The Director will not be liable for any loss or damage suffered by the Lessee as a direct or indirect result of the De-electrification Works and the Director has no obligation to compensate the Lessee for that loss or damage.

7.       SURRENDER OF LINES

7.1      RIGHT TO SURRENDER LINES

         The Lessee may at any time after the expiration of the first three years of the Initial Term surrender a Line in accordance with the provisions of this clause 7. This clause does not apply to the surrender of Land not involving the surrender of a Line, which is dealt with in clause 3, or the surrender of part of the Land due to Electrification Works, which is dealt with in clause 8.

7.2      NOTICE OF SURRENDER

         The Lessee may give to the Director written notice advising the Director that the Lessee proposes to surrender a Line only if:

         (a) there is no Access Agreement in effect in relation to that Line or any part of that Line;

         (b) there is not an application before the Office of the Regulator General made pursuant to Section 38F(l) of the Rail Corporations Act 1996 (Vic) in relation to that Line or any part of that Line;

         (c) there is no Access Determination in effect in relation to that Line or any part of that Line; and

         (d) the Lessee is able to surrender that Line or that part of the Line in the condition required under clause 7.4.

         The notice must adequately identify the Line to which the notice relates.

7.3      LESSEE TO CONTINUE TO OPERATE LINE

         Within 30 days of receipt of a notice under clause 7.2, the Director may give to the Lessee written notice requiring the Lessee not to surrender the Line or a part of the Line. If the Director gives the Lessee notice in accordance with this clause, the Lessee must continue to perform its obligations under this Lease in respect of that Line or that part of the Line and the Director must pay the Lessee's reasonable net costs and expenses of doing so.

7.4      SURRENDER

         Subject to clause 7.3, a Line which is the subject of a notice given under clause 7.2 is surrendered to the Director effective 30 days from the date the notice is given under clause 7.2. The Lessee must surrender the Railway Infrastructure situated on that Line to the
         Director:

         (a)      in any event:

                  (i) if the Line being surrendered is not or does not form part of a Minimum Maintenance Line, in a condition no worse than Minimum Condition;

                  (ii) if the Line being surrendered is or forms part of a Minimum Maintenance Line which has been used by an Operator for the provision of passenger services during the Term, in a condition no worse than Minimum Condition; or

                  (iii) if the Line being surrendered is or forms part of a Minimum Maintenance Line which has not been used by an Operator for the provision of passenger services during the Term, in a condition no worse than the condition that Railway Infrastructure was in at the Commencement Date; and

         (b) if within the period of 180 days prior to the surrender there is either:

                  (i) an Access Agreement in effect in relation to that Line or any part of that Line; or

                  (ii) an Access Determination in effect in relation to that Line or any part of that Line,

         in a condition which immediately after the surrender satisfies any condition requirements specified in that Access Agreement or Access Determination (as the case may be) and would permit the Operator under that Access Agreement or Access Determination (as the case may be) to continue operating Rolling Stock on that Line or that part of the Line (as the case may be) in accordance with the operational criteria specified in that Access Agreement or Access Determination (as the case may be).

7.5      DIRECTOR MAY KEEP LINE OPEN

         The Lessee acknowledges that the Director may, in the Director's absolute discretion, keep open or re-open a Line or any part of a Line which has been surrendered to the Director pursuant to this clause 7. If the Director elects to keep open or re-open a Line or any part of a Line the Director may operate the Line or that part of the Line or engage another party to do so. The Lessee must do all things reasonably required by the Director to be done by the Lessee for the purpose of the Director, or a person engaged by the Director, operating the Line or that part of the Line (including the provision of train control and signalling) and the Director must pay the Lessee's reasonable costs and expenses of doing so.

8.       EXTENSION OF METROPOLITAN RAIL SYSTEM

8.1      DIRECTOR'S RIGHT TO ELECTRIFY TRACK

         The Director reserves the right to require the Lessee to surrender part or parts of the Land for the purpose of enabling the Director to undertake works to electrify any part of the Railway Infrastructure under this Lease which is contiguous to any land or railway infrastructure that forms part of any property owned by or leased to any Metropolitan Franchisee.

8.2      NOTICE

         The Director must give the Lessee not less than 90 days' written notice prior to the surrender of any part of the Land required for Electrification Works. Any such notice must identify that part of the Land on or in relation to which the Director proposes to undertake the Electrification Works.

8.3      SURRENDER OF LAND

         Upon the expiration of the notice period contained in the notice given under clause 8.2, that part of the Land identified in the notice will be surrendered immediately by the Lessee to the Director.

8.4      DISCUSSIONS WITH LESSEE

         If the Director gives the Lessee notice under clause 8.2, a reasonable time (which must not be less than 60 days) prior to the surrender of the Land pursuant to clause 8.3 the Director must consult with the Lessee regarding:

         (a) the effect (if any) that the undertaking of the Electrification Works will have on the Lessee's ongoing use of that part of the Land which is not being surrendered for or in connection with Railway Operations;

         (b) the compatibility of the Electrification Works when completed with the existing Railway Infrastructure;

         (c) the effect (if any) that the undertaking of the Electrification Works will have on the Lessee's use of that part of the Land which is to be surrendered for or in Connection with Railway Operations during the period those works are being undertaken;

         (d) what arrangements or procedures (if any) reasonably can be put in place by the Director and the Lessee to minimise as far as reasonably possible any disruption to the Lessee's use of that part of the Land which is to be surrendered for or in connection with Railway Operations during the undertaking of the Electrification Works;

         (e) the effect (if any) that the undertaking of the Electrification Works, or the surrender of that part of the Land identified in the notice given under clause 8.2, will have on the Lessee's ability to continue to perform its obligations under any existing agreements (including Access Agreements) to which the Lessee is a party or under any existing Access Determinations;

         (f) the costs (if any) reasonably likely to be incurred by the Lessee, and the revenue (if any) reasonably likely to be foregone by the Lessee, as a direct result of the undertaking of the Electrification Works;

         (g) the terms and conditions on which the Lessee may continue to use that part of the Land which is to be surrendered for Railway Operations during and following construction of the Electrification Works; and

         (h) any other matters nominated by the Lessee as relevant matters for the Director and the Lessee to consider in connection with the Electrification Works.

8.5      LESSEE'S OBLIGATIONS

         If the Director gives the Lessee notice under clause 8.2 the Lessee must:

         (a) assist the Director in ensuring, as far as reasonably practicable, that arrangements and procedures are put in place by the Director and the Lessee to minimise any disruption to the Lessee's use of both that part of the Land being surrendered and that part of the Land not being surrendered for or in connection with Railway Operations during the undertaking of the Electrification Works;

         (b) implement, as far as may be reasonably practicable, appropriate work practices during the undertaking of the Electrification Works to assist the Director in completing the Electrification Works in a timely and cost efficient manner;

         (c) give the Director and the Director's Associates access to that part of the Land not being surrendered when required by the Director for the purposes of undertaking the Electrification Works; and

         (d) use best endeavours to mitigate any loss or damage suffered by the Lessee as a result of the Electrification Works.

8.6      CONTRACTING FOR ELECTRIFICATION WORKS

         If the Director proposes:

         (a) to appoint or engage a person other than the Lessee to perform the design and construction work for any Electrification Works to be undertaken; or

         (b) to appoint or engage a person other than the Lessee to act as contract manager to manage any Electrification Works to be undertaken,

         the Director must not do so unless it has given the Lessee a reasonable opportunity to contract for such appointment or engagement but the Director is under no obligation to make that opportunity available exclusively to the Lessee or to retain the Lessee to design and construct any Electrification Works or to manage the construction of any Electrification Works.

8.7      DISRUPTION

         (a) Subject to clause 8.7(b), in undertaking any Electrification Works the Director must endeavour as far as reasonably practicable to minimise any disruption to the Lessee's use of both that part of the Land being surrendered and that part of the Land not being surrendered for or in connection with Railway Operations and to minimise any costs incurred by the Lessee and any revenue foregone by the Lessee as a direct result of the undertaking of the Electrification Works.

         (b) Clause 8.7(a) does not apply where the Director has retained the Lessee pursuant to clause 8.6 to design and construct the Electrification Works or to manage the construction of the Electrification Works.

8.8      COMPENSATION

         (a) If that part of the Land surrendered pursuant to clause 8.3 is within a 120km radius of the Melbourne GPO, the Director will not be liable for any loss or damage suffered by the Lessee as a result of the surrendering of that part of the Land or the Electrification Works undertaken on or in respect of that Land and the Director has no obligation to compensate the Lessee for that loss or damage.

         (b) To the extent that part of the Land surrendered pursuant to clause 8.3 is not within a 120km radius of the Melbourne GPO, and the Lessee suffers financial loss or damage as a direct result of the Electrification Works, then subject to the Lessee complying with its obligations under clause 8.5 the Director must compensate the Lessee for that loss or damage. Any such compensation will be calculated on a case by case basis, will be based on the principle of no net gain/no net loss, and will take into account any cost or expense incurred by the Lessee as a direct result of the Electrification Works that otherwise would not have been incurred, any cost or expense avoided by the Lessee as a direct result of the Electrification Works and any revenue foregone or received by the Lessee as a direct result of the Electrification Works that otherwise would have been received or not been received (as the case may be), including (as applicable):

                  (i) that from the date of surrender of that part of the Land surrendered pursuant to clause 8.3, the Lessee will no longer be required to maintain that part of the Land which has been surrendered;

                  (ii) that, to the extent that immediately prior to the date of surrender of that part of the Land surrendered pursuant to clause 8.3, the Lessee had been receiving access revenue from other Operators for their use of that part of the Land for Railway Operations, the Lessee may cease to be entitled to receive such access revenue;

                  (iii) that, to the extent that immediately prior to the date of surrender of that part of the Land surrendered pursuant to clause 8.3 the Lessee had been using that part of the Land for or in connection with Railway Operations, following the date of surrender of that part of the Land the Lessee may become liable to pay access fees in order to use the railway infrastructure on that part of the Land for or in connection with Railway Operations; and

                  (iv) any costs (which costs may include any payment the Lessee is obliged to make under the VLP Access Agreement or under a New Access Agreement (as that term is defined in the Direct Agreement)) incurred and any other revenue foregone by the Lessee as a direct result of the undertaking of the Electrification Works.

         Compensation (if any) payable by the Director to the Lessee must be paid by the Director within 21 days of the amount of compensation being agreed in writing by the Director and the Lessee or, failing agreement, determined in accordance with clause 8.9.

8.9      AMOUNT OF COMPENSATION

         If the amount of compensation (if any) payable by the Director to the Lessee pursuant to clause 8.8 has not been agreed in writing by the Director and the Lessee 60 days after completion of the Electrification Works, either party may refer that issue to be determined by an independent expert in accordance with clause 31.5.

9.       USE OF LAND

9.1      PERMITTED USE

         (a)      The Lessee covenants to use the Land solely for Railway
                  Operations.

         (b) The Land must only be used for those purposes which are permitted under the Planning Schemes.

         (c) Despite any other provision contained in this Lease, the Lessee must not grant contractual or proprietary rights or interests over the Land in respect of activities that do not constitute Railway Operations (including the granting of rights or interests to be used (whether solely or partly) for non-Railway Operations purposes).

9.2      NO WARRANTY AS TO USE

         The Lessee acknowledges that neither the Director, the Director's Associates nor any other person has made any representation, given any advice or given any warranty as to:

         (a)      how the Land may be used;

         (b) the suitability of the Land for use for or in connection with Railway Operations;

         (c)      any prohibitions and restrictions relating to the Land;

         (d)      the condition of the Land;

         (e) whether Railway Operations are permitted on the Land under the Planning Schemes; or

         (f) the compliance or otherwise of the Land with any applicable Laws or Approvals.

9.3      LESSEE'S ACKNOWLEDGMENTS

         (a) The Lessee acknowledges that it has not relied on any representation, advice or warranty from the Director, any of the Director's Associates or any other person in respect of the matters listed in clauses 9.2(a) to (f) inclusive.

         (b) The Lessee acknowledges that it is aware of and has made its own appraisal of the matters listed in clauses 9.2(a) to (f) inclusive.

9.4      COMPLIANCE WITH LAWS

         Except to the extent that the Director is required to comply with any Law pursuant to clause 16.1, the Lessee must at its sole cost and expense comply with all Laws which affect or relate to:

         (a)      the Land; and

         (b)      the use or occupation of the Land,

         regardless of whether the Law requires compliance by either or both of the Lessee and the Director or any other person.

9.5      COMPLIANCE WITH NOTICES

         Except to the extent that the Director is required to comply with any notices pursuant to clause 16.1, the Lessee must at its sole cost and expense comply with all notices, orders and directions issued or given by a Governmental Agency which affect or relate to:

         (a)      the Land; or

         (b)      the use or occupation of the Land,

         regardless of whether the notice, order or direction is addressed to or requires compliance by either or both of the Lessee and the Director or any other person.

9.6      APPROVALS

         The Lessee must at its sole cost and expense obtain, maintain and comply with all Approvals which from time to time may be necessary or appropriate for:

         (a)      the Land; or

         (b)      the use or occupation of the Land,

         regardless of whether the Approval requires compliance by either or both of the Lessee and the Director or any other person.

9.7      ACCREDITATION

         (a) Without limiting the generality of clauses 9.4 and 9.6, the Lessee must at all times ensure that it has the necessary Accreditation.

         (b) If the Lessee ceases to have Accreditation as a manager of the Railway Infrastructure or if that Accreditation is suspended, for the period until the Lessee regains that Accreditation the Lessee must subcontract the performance of its obligations under this Lease to an Operator or other person which has the necessary Accreditation.

         No such sub-contract will release the Lessee from any of its obligations or liabilities under this Lease.

9.8      NATIVE TITLE CLAIMS

         (a) The Lessee acknowledges that neither the Director, the Director's Associates nor any other person has made any representation, given any advice or given any warranty as to the existence or otherwise of any native title in respect of any of the Land.

         (b) Despite anything to the contrary contained in this Lease, as between the Director and the Lessee:

                  (i) the Director is responsible for dealing with any claim made under any Native Title Law in respect of any part of the Land; and

                  (ii) the Director will be responsible for the payment of any compensation or other moneys required to be paid to the native title holders of any part of the Land pursuant to a valid claim made under any Native Title Law by those native title holders.

         (c) The Director will not be liable to the Lessee for any loss, damage, cost or expense which the Lessee suffers or incurs as a result of a claim being threatened or made under any Native Title Law in respect of any part of the Land.

         (d) The Lessee must, at the Director's cost, provide all assistance reasonably required by the Director in connection with dealing with any claim made under any Native Title Law in respect of any part of the Land (including giving the Director and the Director's Associates access to that part of the Land when reasonably required by the Director for that purpose).

9.9      ACCESS TO HERITAGE GROUPS

         The Lessee must provide non-profit heritage rail organisations with an aggregate of up to 30,000 train km per annum free access to the Railway Infrastructure on reasonable terms and conditions, provided that:

         (a) the heritage organisations will not be entitled to priority in access;

         (b) the Lessee is not obliged to provide access at times which would materially interfere with the Lessee's use of the Railway Infrastructure for or in connection with Railway Operations; and

         (c) the Lessee may deny access to a heritage organisation if that organisation cannot adequately insure (or receive an indemnity from the Director or other Government Agency) for costs incurred by the Lessee due to accidents or breakdowns involving Rolling Stock operated by that organisation.

9.10     PROVISION OF ACCOUNTS

         (a) The Lessee must maintain true, up to date and complete financial and business records and accounts in respect of the conduct of Railway Operations under this Lease.

         (b) As part of its obligations under clause 9.10(a), the Lessee must (unless otherwise notified by the Director):

                  (i)      keep separate records and accounts in respect of:

                           (A) the maintenance cost on passenger Lines attributable to freight operations;

                           (B) the maintenance cost on passenger Lines attributable to passenger operations;

                           (C) the maintenance cost on freight Lines attributable to freight operations; and

                           (D) the aggregate maintenance cost on passenger Lines attributable to freight and passenger operations where it is not reasonably practicable to separate the maintenance cost between freight and passenger operations; and

                  (ii) provide the Director not later than 60 days after the end of each 12 month period from the Commencement Date with copies of the records and accounts audited by the Lessee's external auditors.

         (c) The records and accounts referred to in clauses 9.10(a) and 9.10(b) must be kept in accordance with the reasonable requirements of the Director, as notified from time to time.

         (d) The Lessee must, on reasonable notice, make available for inspection, and, if reasonably requested, provide additional copies of, the records and accounts referred to in clauses 9.10(a) and 9.10(b) to the Director.

10.      REPAIR AND MAINTENANCE

10.1     GENERAL OBLIGATIONS

         Upon the expiration or earlier determination of this Lease, the Lessee must return the Railway Infrastructure to the Director:

         (a)      in any event:

                  (i) in respect of Railway Infrastructure which is not situated on a Minimum Maintenance Line, in a condition no worse than Minimum Condition;

                  (ii) in respect of Railway Infrastructure which is situated on a Minimum Maintenance Line which has been used by an Operator for the provision of passenger services during the Term. in a condition no worse than Minimum Condition; or

                  (iii) in respect of Railway Infrastructure which is situated on a Minimum Maintenance Line which has not been used by an Operator for the provision of passenger services during the Term, in a condition no worse than the condition that Railway Infrastructure was in at the Commencement Date; and

         (b) if within the period of 180 days prior to that expiration or determination there is either:

                  (i) an Access Agreement in effect in relation to any Line or any part of a Line; or

                  (ii) an Access Determination in effect in relation to any Line or any part of a Line,

         in a condition which immediately after that expiration or determination satisfies any condition requirements specified in that Access Agreement or Access Determination (as the case may be) and would permit the Operator under that Access Agreement or Access Determination (as the case may be) to continue operating Rolling Stock on that Line or that part of that Line in accordance with the operational criteria specified in that Access Agreement or Access Determination (as the case may be).

10.2     SEYMOUR RAILWAY HERITAGE CENTRE

         In addition to its obligations under clause 10.1, the Lessee must at its own cost maintain and repair the tracks, points and signalling to the Seymour Railway Heritage Centre in a condition which allows Rolling Stock to access the Intrastate Track from the Seymour Railway Heritage Centre.

10.3     LEVEL CROSSINGS

         The Lessee must at its own cost maintain that part of a level crossing which extends 2.44 metres either side from the outside running rail of the Intrastate Track together with the land which lies between the outside running rails and any pedestrian crossing which forms part of the level crossing.

10.4     BRIDGES

         (a)      With the exception of those bridges listed in Section 1 of
                  Schedule 11, all rail-over-road bridges erected or situated upon the Railway Corridors and the Station Grounds from time to time together with all rail-over-road bridges erected or situated upon the Shared Corridors from time to time which only carry Intrastate Track form part of the Railway Infrastructure for the purposes of this Lease.

         (b) The Lessee must, unless otherwise agreed with the Roads Corporation, maintain those road-over-rail bridges (including bridge substructures and associated structures retaining the track formation but excluding the materials forming the road surface on those bridges) listed in Section 2 of Schedule 11 in a sound and safe condition.

10.5     PLATFORMS

         Where the Intrastate Track is directly adjacent to a platform which is leased by the Director to a third party, the Lessee's obligations under this Lease extend to the platform face and platform coping of that platform. The Lessee must, unless otherwise agreed with the Director, ensure that rights of access and of way which at the date of this Lease are exercised by VLP and its employees, contractors and customers continue to be exercisable by those persons.

10.6     VQI TESTING

         The Lessee acknowledges that the VQI Tests (as defined in the VLP Access Agreement) are used in the VLP Access Agreement as a measure of ride quality. The Lessee covenants that it will work with the Director and VLP throughout the Term to develop, identify and agree on appropriate additional or alternative measures of ride quality if at any time requested to do so by either the Director or VLP.

11.      MAINTENANCE PLAN

11.1     LESSEE TO SUBMIT MAINTENANCE PLAN

         If:

         (a) the Lessee elects not to exercise its option to renew the Lease for the First Further Term, then not earlier than six years and not later than five years prior to the Completion Date;

         (b) the Lessee has exercised its option to renew the Lease for the First Further Term but elects not to exercise its option to renew the Lease for the Second Further Term, then not earlier than six years and not later than five years prior to the expiration of the First Further Term; or

         (c) the Lessee has exercised its options to renew the Lease for the First Further Term and the Second Further Term, then not earlier than six years and not later than five years prior to the expiration of the Second Further Term, the Lessee must submit to the Director a costed plan for the repair, maintenance and renewal of the Railway Infrastructure upon the Land for the five year period to the Completion Date, the expiration of the First Further Term or the expiration of the Second Further Term (whichever is applicable).

11.2     FORM OF MAINTENANCE PLAN

         The Maintenance Plan must:

         (a) outline in reasonable detail the repair, maintenance and renewal works which the Lessee proposes to undertake each year during the five year period to which the Maintenance Plan relates to ensure that the Railway Infrastructure upon the Land will, at the expiration of the Lease, be returned to the Director in the condition required pursuant to clause 10; and

         (b) itemise the cost of the repair, maintenance and renewal works which the Lessee proposes to undertake each year.

11.3     APPROVAL OF MAINTENANCE PLAN

         (a) The Director must within 60 days of receipt of the Maintenance Plan notify the Lessee in writing whether the Director accepts the Maintenance Plan.

         (b) If the Director does not accept the Maintenance Plan, the Director's notice must outline in reasonable detail the changes that the Director proposes should be made to the Maintenance Plan and the Director and the Lessee must meet to attempt to agree on a Maintenance Plan which is acceptable to both the Director and the Lessee. If the Director and the Lessee have not reached agreement on a Maintenance Plan within 30 days of the Director giving notice under clause 11.3(a) that it does not accept the Maintenance Plan, either party may refer the issues in dispute to be determined by an independent expert in accordance with clause 31.5.

11.4     OBLIGATION TO COMPLY WITH MAINTENANCE PLAN

         The Lessee must undertake the repair, maintenance and renewal works detailed in the Maintenance Plan as agreed under clause 11.3 or as determined under clause 31.5.

11.5     ESCROW ACCOUNT

         (a) The Lessee must ensure that the amount spent in each 12 month period by the Lessee in complying with the Maintenance Plan is not less than the amount prescribed in the Maintenance Plan for that period.

         (b) Within 45 days after the end of each 12 month period from the commencement of the five year period to which the Maintenance Plan relates, the Lessee must provide to the Director an audited statement giving details of the amount spent by the Lessee in respect of the Maintenance Plan in that 12 month period. The audited statement must be audited by the Lessee's external auditors or a firm of accountants approved by the Director and be in a form approved by the Director.

         (c) If the amount disclosed by that statement as having been spent by the Lessee in respect of the Maintenance Plan in that 12 month period is less than the amount prescribed in the Maintenance Plan for that period, the difference between the amount spent (as disclosed by that statement) and the amount prescribed in the Maintenance Plan must be paid by the Lessee into the Escrow Account within 14 days of receipt of the audited statement under clause 11.5(b).

         (d) The whole or any part of the moneys paid into the Escrow Account pursuant to clause 11.5(c) may be applied by the Lessee to the cost of the repair, maintenance and renewal works undertaken by the Lessee pursuant to this Lease if, and only if, the Director approves of the application of the money in the manner proposed by the Lessee (which approval must not be unreasonably withheld).

         (e)      If at the expiration or earlier determination of this Lease:

                  (i) part of the Railway Infrastructure is in a condition worse than the condition in which the Lessee is required to return that part of the Railway Infrastructure to the Director pursuant to clause 10, the Director may withdraw the money remaining in the Escrow Account, including all interest which has accrued, to undertake works necessary to bring the Railway Infrastructure to a condition no worse than the required condition. Any money remaining in the Escrow Amount following the completion of any such works will be paid to the Lessee; or

                  (ii) the Railway Infrastructure is in a condition no worse than the condition in which the Lessee is required to return the Railway Infrastructure to the Director pursuant to clause 10, any money remaining in the Escrow Account, including all interest which has accrued, will be paid to the Lessee.

         (f)      Where:

                  (i) at the expiration or earlier determination of this Lease part of the Railway Infrastructure is in a condition worse than the condition in which the Lessee is required to return that part of the Railway Infrastructure to the Director pursuant to clause 10;

                  (ii) the Director undertakes the works necessary to bring the Railway Infrastructure to a condition no worse than the required condition; and

                  (iii) there is insufficient money in the Escrow Account to meet the cost of those works,

                           then the costs incurred by the Director in undertaking the works over and above the amount withdrawn from the Escrow Account pursuant to clause 11.5(e)(i) will be a debt due and payable by the Lessee to the Director upon demand.

         (g) If there is a dispute between the parties as to the condition of the Railway Infrastructure upon the Land at the expiration or earlier determination of this Lease, then either party may refer the issues in dispute to be determined by an independent expert in accordance with clause 31.5.

12.      LEASES

12.1     EXISTING LEASES

         The Lessee acknowledges that:

         (a) the Lessee accepts the Land subject to the Existing Leases and the rights the parties to the Existing Leases have under the Existing Leases;

         (b) copies of the Existing Leases have been made available to the Lessee by the Director prior to the Commencement Date; and

         (c) neither the Director, the Director's Associates nor any other person has made any representation, given any advice or given any warranty in respect of the Existing Leases or the rights the parties to the Existing Leases have under the Existing Leases.

12.2     CONCURRENT LEASE

         For the purposes of the Existing Leases this Lease is a concurrent lease, and on and from the Commencement Date until the expiration or earlier determination of this Lease the Lessee will be entitled to all of the Director's rights and responsible for all of the Director's obligations under the Existing Leases as if the Lessee was the landlord under the Existing Leases. The Lessee will be entitled to the receipt of all rent payable by the tenants under the Existing Leases on and from the Commencement Date until the expiration or earlier determination of this Lease.

12.3     RELEASE AND INDEMNITY

         The Lessee releases to the full extent permitted by law and indemnifies and will keep indemnified the Director from all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind in respect of or arising from a breach by the Lessee or the Lessee's Associates of an Existing Lease except to the extent that breach is caused by or results from an act or omission of the Director or the Director's Associates.

12.4     GRANTING OF SUB-LEASES

         The Lessee may from time to time during the Term grant sub-leases over the Land provided that:

         (a) the term of the sub-lease (including options) does not exceed the balance of the Term then remaining;

         (b)      the sub-lease is for Railway Operations;

         (c) the sub-lease will not reduce the Director's or the Lessee's ability to comply with their obligations and will not reduce the Director's ability to exercise rights under this Lease or any Transaction Document and will not reduce VRTC's ability to exercise the rights referred to in clauses 2.3 and 2.4; and

         (d) the sub-lease will expire or determine automatically upon the expiration or earlier determination of this Lease.

12.5     NO RELEASE OF LIABILITY

         The Lessee acknowledges that the granting of a sub-lease pursuant to this clause 12 will not release the Lessee from any of its obligations or liabilities under this Lease.

13.      LICENCES

13.1     EXISTING LICENCES

         The Lessee acknowledges that:

         (a) the Lessee accepts the Land subject to the Existing Licences and the rights the parties to the Existing Licences have under the Existing Licences;

         (b) copies of the Existing Licences have been made available to the Lessee by the Director prior to the Commencement Date; and

         (c) neither the Director, the Director's Associates nor any other person has made any representation, given any advice or given any warranty in respect of the Existing Licences or the rights the parties to the Existing Licences have under the Existing Licences.

13.2     EXCLUDED LICENCES

         The Lessee acknowledges that VRTC retains all of VRTC's rights (including the entitlement to the receipt of all licence fees and other amounts payable by the licensees) and remains responsible for all of VRTC's obligations under the Existing Licences listed in Part 1 of
         Schedule 9.

13.3     INCLUDED LICENCES

         (a) On and from the Commencement Date until the expiration or earlier determination of this Lease the Lessee will be entitled to all of the Director's rights and be responsible for all of the Director's obligations under the Existing Licences listed in Part 2 of Schedule 9 as if the Lessee was the licensor under those Existing Licences.

         (b) The Lessee will be entitled to the receipt of all licence fees and any other amounts payable by the licensees under the Existing Licences listed in Part 2 of Schedule 9 on and from the Commencement Date until the expiration or earlier determination of this Lease.

         (c) The Lessee releases to the full extent permitted by law and indemnifies and will keep indemnified the Director from and against all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind arising out of or in relation to the Existing Licences listed in Part 2 of
                  Schedule 9 on and from the Commencement Date except to the extent that the loss, damage, liability, action, suit, claim, demand, cost or expense is incurred as a result of the negligent act or omission of the Director or the Director's Associates.

13.4     LESSEE'S RIGHT TO GRANT NEW LICENCES

         The Lessee may from time to time during the Term grant licences over the Land provided that:

         (a) the term of the licence (including options) does not exceed the balance of the Term then remaining;

         (b)      the licence is for Railway Operations; and

         (c) the licence will not reduce the Director's or the Lessee's ability to Comply with their obligations and will not reduce the Director's ability to exercise rights under this Lease or any Transaction Document and will not reduce VRTC's ability to exercise the rights referred to in clauses 2.3 and 2.4; and

         (d) the licence will expire or determine automatically upon the expiration or earlier determination of this Lease.

13.5     NO RELEASE OF LIABILITY

         The Lessee acknowledges that the granting of a licence pursuant to this clause 13 will not release the Lessee from any of its obligations or liabilities under this Lease.

14.      INTERSTATE TRACK

         Except to the extent that the Lessee otherwise has such rights, the Director must endeavour to ensure that the Lessee at all times during this Lease has sufficient rights of access across the Interstate Track Land to those parts of the Land which are adjacent to the Interstate Track Land for the purposes of exercising its rights and complying with its obligations under this Lease. The Lessee will not be in breach of its obligations under this Lease to extent that an act or omission which otherwise would be a breach is a direct result of the Director failing to comply with this clause.

15.      ACCESS

15.1     DIRECTOR'S RIGHT OF ACCESS

         When and so often as the Director reasonably requires the Director, the Director's Associates or any other persons authorised by the Director may enter the Land to:

         (a) make reasonable investigations as the Director or those authorised by the Director may deem necessary for the purpose of ascertaining whether or not there has been any breach of any of the terms, covenants or conditions expressed or implied in this Lease or any other Transaction Document;

         (b) carry out any repairs, alterations, additions or other work necessary to comply with the Director's obligations under this Lease, at law, or pursuant to the exercise by the Director of any statutory functions;

         (c)      exercise any rights pursuant to clauses 2.3 and 2.4;

         (d)      access any New Works constructed pursuant to clause 5;

         (e)      access the Excluded Infrastructure;

         (f) exercise any powers and rights of the Director or of any person authorised by the Director for or in connection with the Interstate Track Land; and

         (g) exercise any other powers and rights of the Director pursuant to this Lease or any other Transaction Document.

15.2     EXERCISE OF RIGHTS

         In exercising its rights under clause 15.1 the Director must:

         (a) minimise as far as may be practicable any inconvenience or interruption to the Lessee's business; and

         (b) give to the Lessee reasonable notice of its intention to enter upon the Land (except in the case of an emergency when no notice will be required).

16.      PRE-EXISTING AND SUBSEQUENT CONTAMINATION

16.1     CLEAN-UP NOTICE

         If a Clean-Up Notice relating to Contamination existing in, on, under or emanating from the Land is served during the Term then:

         (a) the party which receives the Clean-Up Notice must promptly provide the other party with a copy of the Clean-Up Notice;

         (b) the Director and the Lessee must meet as soon as practicable after service of the Clean-Up Notice to determine, to the extent possible, whether and to what extent the Clean-Up Notice relates to Pre-Existing Contamination and to what extent to Subsequent Contamination;

         (c) to the extent that the Clean-Up Notice relates solely to Pre-Existing Contamination, the Director will at the Director's sole cost and expense be responsible for complying with the Clean-Up Notice to the extent necessary to enable the Land to be used for Railway Operations;

         (d) to the extent that the Clean-Up Notice relates solely to Subsequent Contamination, the Lessee will at its sole cost and expense be responsible for complying with the Clean-Up Notice;

         (e) if the Clean-Up Notice relates to both Pre-Existing Contamination and Subsequent Contamination, the Director and the Lessee shall respectively be severally liable for complying with the Clean-Up Notice to the extent specified in clauses 16.1(c) and 16.1(d); and

         (f) if the Director and the Lessee cannot agree within a reasonable time to what extent the Clean-Up Notice relates to Pre-Existing Contamination and to Subsequent Contamination, either party may refer the matters in dispute to be determined by an environmental auditor (being a person appointed to that office by the Environment Protection Authority pursuant to the Environmental Protection Act 1970 (Vic)) appointed as an independent expert in accordance with clause 31.5.

16.2     INDEMNITY BY DIRECTOR

         The Director indemnities and will keep indemnified the Lessee from and against all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind arising from a failure by the Director to comply with the Director's obligations under clause 16.1(c) id 16.1(e) except to the extent that the failure is caused or contributed to by a negligent act or omission of the Lessee or the Lessee's Associates.

16.3     INDEMNITY BY LESSEE

         Without limiting the generality of clause 27.1, the Lessee indemnifies and will keep indemnified the Director from and against all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind arising from a failure by the Lessee to comply with its obligations under clause 16.1(d) and 16.1(e) except to the extent that the failure is caused or contributed to by a negligent act or omission of the Director or the Director's Associates.

16.4     COVENANT NOT TO CAUSE THE SERVICE OF A CLEAN-UP NOTICE

         The Lessee and the Director covenant with each other that they will not do anything with the intent, directly or indirectly, of causing or assisting in causing the service of a Clean Up Notice provided that neither party in complying with this clause shall be prevented from complying with nor shall be taken to be in default of this clause in complying with any Laws.

17.      ENVIRONMENTAL REPORTS

17.1     ENVIRONMENTAL REPORT

         The parties agree that, in respect of the Sites, the Contamination existing as at the Commencement Date includes but is not necessarily limited to the Contamination specified in the Environmental Report.

17.2     RANDOM AUDIT

         (a) The Director may from time to time at the Director's own cost obtain an independent environmental audit of all or any part of the Land to determine the extent of any Contamination in, on, under or emanating from that Land. If the Director wishes to rely on the audit for the purposes of clause 17.2(b) or
                  (c), the audit must be undertaken by or conducted under the supervision of an environmental auditor appointed to that office by the Environment Protection Authority pursuant to the Environment Protection Act 1970 (Vic).

         (b) If an audit undertaken pursuant to clause 17.2(a) discloses Subsequent Contamination, then except to the extent that the Subsequent Contamination has been caused or contributed to by the negligent act or omission of the Director or the Director's Associates, the Director may at the Director's absolute discretion require the Lessee to undertake at the Lessee's cost all steps necessary to remediate such Subsequent Contamination to the extent necessary to enable the Land to be used for Railway Operations.

         (c) If an audit undertaken pursuant to clause 17.2(a) discloses Subsequent Contamination, the Lessee must pay the costs of the environmental auditor properly attributable to that part of the audit which discloses the Subsequent Contamination.

17.3     FINAL AUDIT

         (a) Not more than nine months and not less than six months prior to the expiration of the Term, or if the Lease is terminated, immediately upon termination, the Lessee must at its sole cost and expense obtain an independent environmental audit of the Sites to determine the extent of any Contamination.

         (b) The Final Audit must be conducted by a person or firm approved by the Director (which approval is not to be unreasonably withheld) and must be commissioned for the joint benefit of the parties.

         (c)      The Final Audit must detail:

                  (i) the Contamination existing in, on, under or emanating from the Sites; and

                  (ii) by way of comparison the level of Contamination existing in, on, under or emanating from the Sites in contrast to the Contamination identified in the Environmental Report.

         (d) Upon completion of the Final Audit the Lessee must promptly provide the Director with a copy of the Final Audit if one has not been provided directly by the person or firm who conducted the Final Audit.

         (e) If the Final Audit discloses Subsequent Contamination, then except to the extent that the Subsequent Contamination has been caused or contributed to by the negligent act or omission of the Director or the Director's Associates, the Director may at the Director's absolute discretion require the Lessee to undertake all steps necessary to remediate such Subsequent Contamination to the extent necessary to enable the Land to be used for Railway Operations. If the Lessee fails to do so the Director may undertake all steps necessary to remediate the Subsequent Contamination to the extent necessary to enable the Land to be used for Railway Operations and the costs incurred by the Director in undertaking those works will be a debt due and payable by the Lessee to the Director upon demand.

         (f) The Lessee is responsible for all costs associated with the remediation of the Subsequent Contamination to the extent necessary to comply with its obligations under clause 17.3(e).

18.      ENVIRONMENTAL COMPLIANCE

18.1     LESSEE'S OBLIGATIONS

         During the Term the Lessee covenants:

         (a)      not to use the Land or allow the Land to be used so that:

                  (i) any Industrial Waste or potentially Hazardous Substance is abandoned or dumped on the Land; or

                  (ii) any Industrial Waste or potentially Hazardous Substance is handled in a manner which is likely to cause an Environmental Hazard;

         (b) not to install any underground pipes or underground storage tanks within any part of the Land or reinstate the use of any abandoned or unused underground pipes or underground storage tanks within the Land without prior written consent of the Director (which will not be unreasonably withheld); and

         (c) without limiting the generality of clauses 9.4 and 9.5, and except to the extent that the Director is required to comply with any Law or notice pursuant to clause 16.1, to comply with all Environmental Laws and to obtain and maintain in full force and effect and to comply with the terms of all permits and licences required in order to release or emit anything from the Land into the air or water or on to the ground or otherwise into the Environment or to emit any substantial noise.

18.2     INDEMNITY BY LESSEE

         Without limiting the generality of clause 27.1, the Lessee indemnities and will keep indemnified the Director from and against all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind arising from a failure by the Lessee to comply with its obligations under clause 18.1 except to the extent that the failure is caused or contributed to by a negligent act or omission of the Director or the Director's Associates.

18.3     INDEMNITY BY DIRECTOR - NOISE

         The Director indemnifies and will keep indemnified the Lessee for a period of 10 years commencing on the Commencement Date (up to a limit, in aggregate over the 10 year period, of $1,000,000) for and against the cost of complying with the requirements of a legally valid Noise Control Notice issued by the Environment Protection Authority ordering the Lessee to abate noise caused by operational practices current at the Commencement Date at the Tottenham Yard, provided that the cost of the abatement required by any legally valid Noise Control Notice exceeds $50,000.

19.      ASBESTOS

19.1     ASBESTOS REPORT

         The Lessee acknowledges that:

         (a) on the instructions of the State the Asbestos Report was prepared detailing parts of the Railway Infrastructure that contain asbestos and providing an asbestos register for each of the sites in the report;

         (b) while the Director believes the Asbestos Report is accurate, the Director does not warrant that the Asbestos Report is an accurate or exhaustive list of all parts of the Railway Infrastructure that contain asbestos;

         (c) the Lessee has had an opportunity to inspect the Asbestos Report and the Railway Infrastructure and has relied on its own judgment in entering into this Lease; and

         (d) the Lessee will not be entitled to claim any compensation as a result of asbestos being present in the Railway
                  Infrastructure.

19.2     OBLIGATIONS OF LESSEE

         Without limiting the generality of clauses 9.4 and 9.5, the Lessee covenants that during the Term it will, at its own cost, comply with or procure compliance with all Asbestos Legislation (including all notices and orders served pursuant to any Asbestos Legislation) which relates to the Railway Infrastructure, including all Asbestos Legislation which relates to any repairs, improvements, demolition or other structural work undertaken by the Lessee.

19.3     INDEMNITY BY LESSEE

         Without limiting the generality of clause 27.1, the Lessee indemnities and will keep indemnified the Director from and against all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind arising from a failure by the Lessee to comply with its obligations under clause 19.2 except to the extent that the failure is caused or contributed to by a negligent act or omission of the Director or the Director's Associates.

20.      LESSEE'S OBLIGATIONS - STORMWATER CONTAMINATION

20.1     OBLIGATIONS OF LESSEE

         Without limiting the generality of clauses 9.4 and 9.5, the Lessee covenants that during the Term it will, at its own cost, comply with all Environmental Laws (including all notices and orders served in relation to Environmental Laws) which relate to stormwater leaving the Land.

20.2     INDEMNITY BY LESSEE

         Without limiting the generality of clause 27.1, the Lessee indemnities and will keep indemnified the Director from and against all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind arising from a failure by the Lessee to comply with its obligations under clause 20.1 except to the extent that the failure is caused or contributed to by a negligent act or omission of the Director or the Director's Associates.

21.      RENT

21.1     LESSEE TO PAY RENT

         (a) For each year of the Term the Lessee must pay the Rent to the Director.

         (b) Rent payable for the first year of the Initial Term must be paid by the Lessee to the Director prior to or on the Commencement Date. Rent payable for each subsequent year of the Term must be paid by the Lessee to the Director prior to or on the day which is 30 days after the first day of that year of the Term.

         (c) Rent must be paid by the Lessee without demand from the Director and without any deduction or set off.

         (d) Any payment of Rent made by way of cheque will be deemed not to have been received or accepted by the Director until the cheque has been cleared and credited in full to the Director's account.

21.2     ADJUSTMENT OF RENT

         (a) On each anniversary of the Commencement Date (in each case, the REVIEW DATE) the Rent will be adjusted in accordance with this clause 21.2.

         (b) On each review date the Rent payable for the 12 month period commencing on the review date will be calculated as follows:

                                                                          A
                  Rent = Rent payable immediately prior to review date x ---
                                                                          B

                  where -

                  A = the All Groups Consumer Price Index Number for Melbourne
                      published by the Australian Bureau of Statistics in respect of the latest concluded quarter immediately preceding the review date; and

                  B = the All Groups Consumer Price Index Number for Melbourne
                      published by the Australian Bureau of Statistics in respect of the latest concluded quarter immediately preceding the Commencement Date (in the case of the first anniversary of the Commencement Date) or the immediately preceding review date (in the case of each subsequent anniversary of the Commencement Date).

         (c) If the same index is not current on both dates referred to in clause 21.2(b) or if a substantial change takes place in the method or basis of calculating the index, then the fraction to be applied in order to calculate the adjustment to the Rent will be the fraction agreed by the parties or, if no agreement is reached within seven days after the relevant review date, the fraction determined by an independent expert appointed at the request of either party in accordance with clause 31.5.

         (d) As from each review date this Lease will be read and construed as if the adjusted Rent fixed or determined pursuant to this clause 21.2 were substituted for the Rent payable immediately prior to that review date.

21.3     NO ABATEMENT

         During the Term the payment of Rent by the Lessee under this Lease will not abate for any reason.

21.4     SECURITY

         (a)      The Lessee must:

                  (i)      prior to or on the Commencement Date; and

                  (ii) at all times thereafter during the Term and for a period of six months after the expiration or earlier determination of the Term,

         provide to the Director a Letter of Credit which satisfies the requirements of clause 21.4(b).

         (b) The Letter of Credit provided by the Lessee for the purposes of clause 21.4(a) must at all times:

                  (i)      specify the Director as sole beneficiary;

                  (ii)     specify the Lessee as sole account party;

                  (iii)    be in effect immediately it is provided;

                  (iv) have a period remaining prior to its expiry, or prior to the time at which there may be any reduction of the issuer's liability under or in respect of it, of not less than three years;

                  (v) vest in the Director a right to require payment at any time prior to its expiry upon demand being made at an office of the issuer in Melbourne on any Business Day;

                  (vi) entitle the Director to make multiple claims under it;

                  (vii) provide for a maximum liability of the issuer to be determined as follows:

                  Maximum      A x (1 - (1 + DR)-B)      A x (1 - (1 + DR)-M)
                   Liability = --------------------  --  --------------------
                                        DR                       DR

                  where:

                           A  = the Rent then payable by the Lessee;

                           B  = that part (expressed as a whole number of
                                years, but excluding the then current year if Rent for that year has been paid) of the Initial Term, the First Further Term and the Second Further Term then remaining unexpired (assuming the Lessee has exercised its option to renew this Lease for both the First Further Term and the Second Further Term);

                           DR = the discount rate of 0.04; and

                           M  = that part (expressed as a whole number of
                                years) of the Initial Term, the First Further Term and the Second Further Term then remaining unexpired (assuming the Lessee has exercised its option to renew this Lease for both the First Further Term and the Second Further Term) for which Rent has been prepaid;

                  (viii) be issued by an issuer which, at the time of issue, has a credit rating of A minus (Moody's) or better and otherwise maintains a credit rating of B plus (Moody's) or better; and

                  (ix) otherwise, be in a form approved by the Director from time to time (such approval not to be unreasonably withheld).

         (c) The Director may claim or draw down on the Letter of Credit if:

                  (i) the Director considers the Lessee is in breach of any of its obligations under clause 21.1 or 21.4(a); or

                  (ii) this Lease is not renewed in accordance with clause 28 for the First Further Term or, if applicable, the Second Further Term; or

                  (iii) this Lease is terminated prior to the expiry of its Term.

         (d) A claim or draw down by, or payment to, the Director under the Letter of Credit does not prevent the Director from seeking alternative or additional remedies or from claiming from the Lessee any loss, damage, cost or expense in excess of the amount claimed, drawn down or paid.

22.      RATES, TAXES AND CHARGES

22.1     RATES AND TAXES

         (a)      Where Rates and Taxes are assessed in respect of the Land:

                  (i) to the extent that Rates and Taxes are separately assessed, the Lessee must pay the relevant Governmental Agency, or reimburse to the Director on demand if paid by the Director, all Rates and Taxes; and

                  (ii) to the extent that Rates and Taxes are not separately assessed the Lessee must pay the relevant Governmental Agency, or reimburse to the Director on demand if paid by the Director, a proportion of the Rates and Taxes equal to the area that part of the Land bears to the total area assessed.

                  (b) During the Term the payment of Rates and Taxes by the Lessee under this Lease will not abate for any reason.

                  (c) As part of its obligations under clause 22.1(a) the Lessee must pay all land tax (whether State or Federal) assessed in respect of all or any part of the Land, provided that to the extent land tax is payable under the Land Tax Act 1958 (Vic), as in force at the Commencement Date, in respect of the Railway Corridors and the Intrastate Corridors, the Director will pay that land tax or, if paid by the Lessee, reimburse the Lessee on demand for that land tax.

22.2     GST

         (a)      Any amount payable under this Lease is exclusive of GST.

         (b) Any party who receives or is deemed to receive any goods or services under this Lease must pay to the supplier or deemed supplier of those goods or services any GST payable, when payment for the goods or services to which the GST relates is due.

         (c) Each party agrees to do all things, including providing invoices or other documentation containing stipulated information, that may be necessary or desirable to enable or assist the other party to claim any credit, set off, rebate or refund in relation to any GST included in any payment made under this Lease.

22.3     CHARGES FOR SERVICES

         The Lessee must pay all charges (including service charges) for electricity, gas, water, drainage, sewerage, oil and any other source or type of energy or fuel, telephone and other utilities and services to or from the Land, together with any costs charged or levied by the service provider in respect of the repair or maintenance of the infrastructure which provides or supplies those services exclusively to the Land.

22.4     SEPARATE METERING

         Where part of the Land is not separately metered to measure the consumption by the Lessee of the services referred to in clause 22.3, then:

         (a) the Director and the Lessee may agree to install separate meters to measure the consumption by the Lessee of those services, the cost of which is to be agreed by the Director and the Lessee; or

         (b) if the Director and the Lessee do not agree to install separate meters to measure the consumption by the Lessee of those services, the Lessee must, in respect of each service, pay or reimburse the Director a proportion of the charge for that service equal to the proportion which the number of outlets for that service within that part of the Land bears to the total number of outlets for that service within the assessed area.

22.5     PAYMENT BY DIRECTOR

         If the Lessee defaults in the payment of any charges referred to in clause 22.3, the Director may (without limiting any other rights and remedies of the Director) pay the amount owing and the Lessee must on demand reimburse the Director the amount so paid with Interest in accordance with clause 29.7.

22.6     SHARED SERVICES

         Where the infrastructure which provides or supplies any of the services referred to in clause 22.3 provides or supplies those services not only to part of the Land but also to other land owned by or leased to the Director, the Lessee must pay or reimburse the Director a proportion of any costs charged or levied by the service provider in respect of the repair or maintenance of that infrastructure, such proportion to be calculated as follows:

         (a) in respect of the infrastructure relating to the provision or supply of electricity, gas, water, sewerage, oil and any other source or type of energy or fuel, telephone and other utilities and services, the proportion will be the proportion which the number of outlets for the relevant service within that part of the Land serviced by that infrastructure bears to the total number of outlets for that service within the total area of the land owned by or leased to the Director which is serviced by that infrastructure; and

         (b) in respect of drainage, the proportion will be the proportion which the area of that part of the Land which is serviced by the relevant drain bears to the total area of the land owned by or leased to the Director which is serviced by that drain.

22.7     ACCESS ROADS

         Where an access road or track is situated on land owned by or leased or licensed to the Director, and that road or track services not only part of the Land but also another area owned by or leased to the Director, then the Lessee must pay or reimburse the Director a proportion of the ongoing repair and maintenance costs in respect of that road or track equal to the proportion which the area of that part of the Land which is serviced by the road or track bears to the total area of the land owned by or leased or licensed to the Director which is serviced by that road or track.

23.      QUIET ENJOYMENT

         If the Lessee duly and punctually observes and performs the terms, covenants and conditions in this Lease on the part of the Lessee to be observed and performed, the Lessee may peaceably possess and enjoy the Land for the Term without any interruption or disturbance from the Director or any other person or persons lawfully claiming by from or under the Director save only where an interruption or disturbance results from the exercise by the Director or VRTC of any right of the Director or VRTC in this Lease expressly or impliedly conferred or reserved.

24.      INTELLECTUAL PROPERTY

24.1     GRANT OF LICENCE

         The Director grants to the Lessee a non-exclusive, non-transferrable, royalty-free licence to use, reproduce, modify, adapt, develop and otherwise exploit the Licensed Rights to the extent necessary to permit the Lessee to conduct Railway Operations in accordance with this Lease. This licence commences on the Commencement Date and will expire on the expiration or earlier determination of the Term (provided that, in respect of Licensed Rights not owned solely by the Director, the licence will expire on the first to occur of the expiration or earlier determination of the Director's licence in respect of those Licensed Rights and the expiration or earlier determination of the Term).

24.2     IMPROVEMENTS

         (a) With respect to all Improvements made by or on behalf of the Lessee or any related body corporate (as defined in the Corporations Law) of the Lessee or any controlled entity during the Term, the Lessee:

                  (i) must, upon the Director's request, promptly disclose such Improvements to the Director in such detail as the Director may reasonably require;

                  (ii) must hold and procure that its related bodies corporate (as defined in the Corporations Law) and controlled entities hold such Improvements in strict confidence and not disclose those Improvements to any other party directly or indirectly (including by way of the supply of products or materials constituted by that Improvement) without the prior written consent of the Director or as strictly necessary in order for it to conduct Railway Operations in accordance with this Lease;

                  (iii) acknowledges that the Director will own all Intellectual Property rights subsisting in such Improvements;

                  (iv) assigns, and will ensure that each of its related bodies corporate (as defined in the Corporations
                           Law), controlled entities, employees, servants and agents assigns, to the Director all rights, title and interest in and to the Intellectual Property subsisting in such Improvements with effect from the date of creation of the Improvement; and

                  (v) must do all things necessary and execute all documents as reasonably requested from time to time by the Director to give effect to the provision of this clause 24.2.

         (b) With effect from the date of creation of an Improvement, the Director grants to the Lessee a licence to the Improvement on the terms stated in clause 24.1 with respect to the Licensed Rights.

24.3     DIRECTOR'S RIGHT TO LICENSE IMPROVEMENTS

         Where, in the reasonable opinion of the Director, the granting to a Metropolitan Franchisee or Passenger Rail Corporation of a licence in respect of an Improvement:

         (a) is necessary for that Metropolitan Franchisee or Passenger Rail Corporation to conduct its business (including in a manner that complies with the terms of any applicable agreement with the Secretary, the Director, VRTC or PTC); and

         (b) does not result in any material commercial disadvantage to the Lessee,

         the Director may grant to that Metropolitan Franchisee or Passenger Rail Corporation a non-exclusive, royalty-free, transferable licence to exercise the Intellectual Property subsisting in that Improvement to the extent necessary for that Metropolitan Franchisee or Passenger Rail Corporation to conduct its business. The Director may not otherwise grant licences in respect of the Intellectual Property rights subsisting in an Improvement during the term of the Lessee's licence in respect of those rights.

24.4     LICENCE OF LESSEE'S INTELLECTUAL PROPERTY

         (a) To the extent that the Lessee makes use of any Intellectual Property rights (other than Intellectual Property rights in Improvements) which are owned by the Lessee in connection with conducting Railway Operations, the Lessee hereby grants to the Director a perpetual, irrevocable, non-exclusive, transferable licence (with the right to sub-licence) to exercise all such Intellectual Property rights for the purposes of conducting Railway Operations from time to time. The licence granted under this clause 24.4(a) commences with effect from the date the relevant Intellectual Property rights were first used in connection with conducting the Railway Operations

         (b) The licence granted in clause 24.4(a) is royalty free unless the Lessee notified the Director in writing of its intention to charge a royalty for the licence of those Intellectual Property rights prior to the Intellectual Property rights being used in connection with the conduct of Railway Operations and the Director gives its written approval to the Lessee's use on those terms.

24.5     USE OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS AND INDEMNITY

         (a) To the extent that the Lessee makes use, in connection with conducting Railway Operations, of any Intellectual Property rights which are not owned by the Lessee, the Lessee must, prior to commencing such use, ensure that upon the expiration or earlier determination of this Lease it will be able to either:

                  (i) grant the Director a perpetual, irrevocable, non-exclusive, transferable sub-licence (with the right to grant sub-sub-licences) to those Intellectual Property rights; or

                  (ii) procure the grant to the Director of a perpetual, irrevocable, non-exclusive, transferable licence (with the right to grant sub-licences) from the owner of those Intellectual Property rights.

         (b) Upon the expiration or earlier determination of this Lease, the Lessee must promptly grant a sub-licence, or procure the grant of a licence, in accordance with clause 24.5(a)(i) or 24.5(a)(ii) of all Intellectual Property rights which are not owned by the Lessee and which were used by the Lessee in connection with conducting Railway Operations immediately prior to such expiration or earlier determination. The sub-licence or licence granted in accordance with this clause 24.5(b) must be royalty free unless the Lessee had notified the Director in writing prior to the Intellectual Property rights being used in connection with the conduct of Railway Operations that a royalty would be charged for the licence of those Intellectual Property rights and the Director had given its written approval to the Lessee's use on those terms.

         (c) The Lessee must indemnify and hold the Director harmless against all actions, claims, losses, damages, costs, expenses or other liability arising out of or in connection with the Director's exercise of the licences or sub-licences granted under clauses 24.4(a) or in accordance with clause 24.5(b) infringing any third party Intellectual Property rights or the Lessee not complying with its obligations under clauses 24.5(a) and 24.5(b).

24.6 EXPRESS WARRANTIES WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS

         Each party warrants that:

         (a) it is not aware of any of the Intellectual Property rights licensed or assigned by that party under this clause 24 infringing any third party's Intellectual Property rights; and

         (b) it has the right to grant the licences granted by it under this clause 24.

24.7     NO IMPLIED WARRANTIES

         All implied warranties, terms and conditions binding on the parties in relation to the assignments and licences granted pursuant to this clause 24 which would otherwise be implied in this Lease are excluded to the maximum extent permitted by law and each party (the ACKNOWLEDGING PARTY) acknowledges and agrees that:

         (a) no other party to this Lease, nor any person acting on their behalf, has made any representation or given any warranty in relation to the Intellectual Property rights of those other parties (including any representation or warranty as to whether the Acknowledging Party's use of any such Intellectual Property rights would infringe the rights of any third person); and

         (b) the Acknowledging Party has made, and relies upon, its own searches, investigations and enquiries in respect of the Intellectual Property rights of the other party.

24.8     SUB-LICENCES

         The Lessee may grant sub-licences to use the Licensed Rights to third parties engaged from time to time during the Term to perform services for the Lessee in connection with the Lessee's conduct of Railway Operations, provided that:

         (a) any such sub-licence authorises the third party to use the Licensed Rights solely for the purpose of performing those services; and

         (b) any such sub-licence expires no later than the day upon which the Term expires or is terminated.

         The rights of the Lessee under this clause 24.8 will not be taken to affect the Lessee's obligations under clause 36 of this Lease.

25.      INSURANCE

25.1     RISK

         The Lessee bears the risk of loss or damage to the Railway Infrastructure from the Commencement Date until the expiration or earlier determination of the Lease.

25.2     OBLIGATION TO INSURE RAILWAY INFRASTRUCTURE

         The Lessee must effect and maintain insurance (in the joint names of VRTC, the Director and the Lessee) to cover the Railway Infrastructure:

         (a) against loss, destruction or damage for an amount not less than $300,000,000 for any one claim; and

         (b) with cover which extends to include claim contingencies covering removal of debris/demolition costs and professional fees.

25.3     OBLIGATION TO INSURE FOR PUBLIC LIABILITY

         The Lessee must effect and maintain insurance (in the joint names of VRTC, the Director and the Lessee), with a limit of not less than $250,000,000 for any one occurrence to cover:

         (a)      Personal Injury; and

         (b) loss, destruction or damage to any property (other than the Railway Infrastructure).

         The Lessee must ensure that the public liability insurance policy provides that all conditions, agreements and endorsements (with the exception of limits of liability) operate as if there was a separate policy of insurance covering each of the insured.

25.4     OBLIGATION TO INSURE AGAINST PROFESSIONAL NEGLIGENCE

         The Lessee must effect and maintain professional indemnity insurance (in the joint names of VRTC, the Director and the Lessee) with a limit of indemnity of not less than $20,000,000:

         (a) which indemnities the Lessee for a breach of professional duty, whether owed in contract or otherwise, by reason of any act, error or omission by the Lessee or the Lessee's Associates which results from the discharge of professional responsibilities relating to any works undertaken by the Lessee pursuant to this Lease; and

         (b) which includes cover for breach of trade practices and/or fair trading laws, loss of documents and libel and slander, and provides one automatic reinstatement of the limit of indemnity.

25.5     OBLIGATION TO INSURE FOR WORKERS' COMPENSATION

         The Lessee must effect and maintain workers' compensation insurance covering any liability, loss, claim or proceedings whatsoever, whether arising by virtue of any statute relating to workers' compensation insurance, accident compensation legislation, employer's liability, or at common law, by any person employed by the Lessee. The insurance must include a condition stating cover extends to indemnify the Director as contract principal.

25.6     OBLIGATION TO INSURE FOR MOTOR VEHICLE LIABILITIES

         The Lessee must effect and maintain motor vehicle liability insurance covering any liability for personal injury to, or the death of, any person, and for loss or damage to property, caused by the Lessee's ownership or use of any motor vehicle in connection with the Land. Unless otherwise limited by statute:

         (a) the cover provided by this insurance must be for an amount of not less than $20,000,000 for any one occurrence which is indemnifiable thereunder; and

         (b) the insurance must include a condition stating cover extends to indemnify the Director as contract principal.

25.7     PERIODS OF INSURANCE

         The insurances referred to in this clause must be:

         (a)      in force at the Commencement Date; and

         (b)      maintained effective:

                  (i) in relation to insurance maintained pursuant to clause 25.4, until 10 years after the expiration or earlier determination of this Lease; and

                  (ii) in relation to all other insurances, until the expiration or earlier determination of this Lease.

25.8     Insurers and policies

         (a) The Lessee must effect or procure and maintain or procure the maintenance of the insurances required under this clause:

                  (i) with insurers approved by the Director, which approval must not be unreasonably withheld or delayed; and

                  (ii) in full force and effect for the relevant periods described in clause 25.7-,

         (b) The Lessee must, in relation to each of the insurances required under this clause:

                  (i) deposit with the Director, from the Commencement Date, certificates evidencing the currency of the required insurances and, if required by the Director, certified copies of the policy documents; and

                  (ii) for any insurance subject to renewal or extension throughout the term of this Lease, deposit with the Director a certificate of currency evidencing the renewal or extension thereof, not later than 30 days after the renewal or extension has been effected.

         (c) If the Lessee fails to comply with clause 25.8(a) or 25.8(b), the Director may effect any insurance to which such failure relates and the premiums payable will be a debt due and payable by the Lessee to the Director on demand.

         (d) The Lessee must ensure that each policy of insurance effected under this clause contains a provision requiring the insurer to inform the Director in writing if a notice of cancellation in respect of the policy has been given to the Lessee.

         (e) The Lessee must not materially alter any insurance policy required under this clause 25 during the Term unless the prior agreement to do so has been obtained from the Director (such agreement not to be unreasonably withheld or delayed).

         (f) The Director reserves the right to require the Lessee to effect and maintain additional insurance from time to time during the Term where a reasonable requirement to do so can be demonstrated and such insurance is available in the commercial insurance market on commercially reasonable terms and conditions.

25.9     LESSEE TO SATISFY ITSELF

         The Lessee must take responsibility itself for deciding whether to insure any risks which have not been covered by the policies referred to in this clause 25 or to cover any exclusions, conditions or excesses in the policies which it may wish to insure against or cover.

25.10    INSURANCE POLICIES IN JOINT NAMES

         The Lessee must ensure that each policy of insurance effected and maintained pursuant to clauses 25.2, 25.3 and 25.4 provides that:

         (a) the insurer waives all rights, remedies or relief to which it might become entitled by way of subrogation against either of the parties comprising the insured; and

         (b) failure by one insured to observe and fulfill the terms of the policy will not prejudice the insurance cover provided to the other insureds.

25.11    REVIEW OF INSURANCES

         (a) The amount of insurance cover effected pursuant to this clause 25 must be reviewed by the Lessee prior to the time of renewal of each of those insurances during each year of the Term.

         (b) In its review the Lessee must consider the sums insured based on the following principles:

                  (i) in the case of Personal Injury insurance, professional indemnity insurance, insurance against claims arising out of or in any way connected with Railway Infrastructure and workers' compensation insurance, damages generally awarded for the risks covered by the insurances will be compared against those values and level of damages at the date this Lease was entered into or, if later, the date of the most recent review of the insurance cover; and

                  (ii) in the case of insurance to cover loss, destruction or damage to Railway Infrastructure, adjustments to sums insured will reflect relative variations in reinstatement and replacement cost as compared with those costs at the date this Lease was entered into or, if later, the date of the most recent review of the insurance cover.

         (c) The Lessee must inform the Director of the results of its review and the extension of cover proposed (if any) pursuant to clause 25.11(b) no later than 21 days prior to the renewal date of the insurance policy (REVIEW NOTICE). If the Director does not agree with the amount of the cover proposed by the Lessee in the Review Notice, the Director may give notice of its disagreement to the Lessee within 14 days of receipt of the Review Notice (RESPONSE PERIOD). If the Director does not respond to the Review Notice within the Response Period the Director shall be taken as having agreed to the proposal in the Review Notice. If the Director gives notice to the Lessee within the Response Period that the Director does not agree with the amount of cover proposed by the Lessee in the Review Notice and the parties are unable to reach agreement within seven days after the expiry of the Response Period, then the matter shall be determined in accordance with clause 31 (other than clause 31.2) of this Lease. Pending resolution of the dispute the Lessee must maintain insurance cover as required by this clause 25 for the sums most recently agreed or determined under this clause.

25.12    NO LIMITATION

         This clause 25 does not detract from any of the Lessee's obligations under this Lease.

25.13    JOINT INSURANCE ARRANGEMENTS

         (a) Despite any other provision of this Lease, the Director from time to time may give notice to the Lessee requiring the Lessee to participate in joint insurance arrangements with one or more of VRTC, the Director, any train operator or tram operator (as defined in the Rail Corporations Act 1996 (Vic)) and any other person notified by the Director to the Lessee, with respect (but not necessarily limited) to all or any of the risks for which the Lessee is required to effect and maintain insurance pursuant to clauses 25.2, 25.3, 25.4, 25.5 and 25.6 (MANDATED RISKS).

         (b) The Lessee must comply with the requirements of the Director as set out in a notice given by the Director pursuant to this clause unless the Lessee establishes to the reasonable satisfaction of the Director that:

                  (i) participation by the Lessee in those joint insurance arrangements would result in the premiums (or amounts in respect of premiums) payable by the Lessee in respect of such of the mandated risks as are risks insured under those joint insurance arrangements being more than the premiums that otherwise would be payable by the Lessee to effect and maintain insurance in respect of those mandated risks in accordance with clauses 25.2 to 25.12; or

                  (ii) the terms and conditions of the insurances for such of the mandated risks as are the subject of those joint insurance arrangements are more disadvantageous, taken as a whole, to the Lessee than the terms and conditions that would apply in respect of those mandated risks if the Lessee were to effect and maintain insurance in respect of those mandated risks in accordance with clauses 25.2 to 25.12.

         (c)      The Lessee will not be in breach of any of clauses 25.2 to
                  25.12 to the extent the Lessee complies with the requirements of the Director as set out in a notice given by the Director pursuant to this clause.

         (d) If the Lessee fails to comply with this clause 25.13, the Director on behalf of the Lessee may do all things (including paying premiums (or amount in respect of premiums) payable by the Lessee) and execute all deeds, instruments and other documents as may be reasonably required to give full effect to the provisions of this clause 25.13 and the reasonable costs of so doing (including premiums (or amounts in respect of premiums) payable by the Lessee and paid by the Director) will be a debt due and payable by the Lessee to the Director on demand.

26.      DAMAGE AND DESTRUCTION

26.1     DESTRUCTION

         If during the Term any part of the Railway Infrastructure is wholly or partly damaged or destroyed or becomes unfit for or incapable of use or occupation then the Lessee must, unless otherwise agreed in writing by the Director, reinstate or repair the damage within a reasonable time of the damage occurring. The Lessee must apply all proceeds of the insurance referred to in clause 25.2 towards the cost of reinstatement or repair.

26.2     NO RIGHT TO DAMAGE

         The Lessee will not have any right, action or claim for loss, damage or compensation against the Director as a result of damage to or destruction of any part of the Railway Infrastructure except to the extent that:

         (a) the damage or destruction is caused or contributed to by a negligent act or omission of the Director or the Director's Associates; and

         (b) the damage or destruction is, as a direct result of that negligent act or omission, not insured.

27.      INDEMNITY AND RELEASE

27.1     INDEMNITY

         The Lessee indemnities and must keep indemnified the Director from and against all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind in respect of or arising from:

         (a) the occupation and use of the Land by the Lessee or the Lessee's Associates;

         (b) any act, omission or neglect on the part of the Lessee or the Lessee's Associates;

         (c)      a Default Event;

         (d) the discharge, release or emission of any Contaminant or Pollutant into the Environment by the Lessee or the Lessee's Associates;

         (e) any Contamination or Pollution caused by the Lessee or the Lessee's Associates;

         (f)      any infringement of any Intellectual Property right; and

         (g) any claim relating to the Land made under Part 2A of the Wrongs Act 1958 (Vic).

         This indemnity will not apply to the extent that the loss, damage, liability, action, suit, claim, demand, cost or expense is caused directly by a negligent act or omission of the Director.

         This indemnity will not exclude any other right of the Director to be indemnified by the Lessee.

27.2     RELEASE

         The Lessee releases to the full extent permitted by law the Director from all losses, damages, liabilities, actions, suits, claims, demands, costs and expenses of every kind which arise from the use or occupation of the Land or the performance of this Lease (including any claim made under Part 2A of the Wrongs Act 1958 (Vic)). This release will not apply to the extent that any loss, damage, liability, action, suit, claim, demand, cost or expense is caused directly by a negligent act or omission of the Director.

27.3     DISCLAIMER

         The Lessee acknowledges that:

         (a) neither the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation or any person acting on behalf of or associated with the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation has made any representation or undertaking or given any advice or warranty of any kind whatsoever to the Lessee or the Lessee's Associates in relation to or in connection with this Lease or any transaction or arrangement contemplated under this Lease or any other matter relevant to the Lessee's decision to enter into this Lease;

         (b) the Disclosed Information and all intellectual property rights in the Disclosed Information will remain the property of the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation (as the case may be) at all times;

         (c) the Disclosed Information did not constitute an invitation, offer or recommendation by or on behalf of the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation;

         (d) the purpose of the Disclosed Information was to provide the Lessee with information to assist it in preparing and lodging a bid;

         (e) the Disclosed Information did not purport to contain all of the information that the Lessee required for the purpose of preparing and lodging a bid or making the decision to enter into this Lease and did not purport to have been prepared having regard to the Lessee's business objectives, financial situation or particular needs;

         (f) neither the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation nor any other person acting on behalf of or associated with the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation has verified the accuracy, reliability or completeness of the Disclosed Information;

         (g) neither the Director, the State, VRTC, PTC, NILF or a Passenger Rail Corporation nor any other person acting on behalf of or associated with the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation has made any representation or warranty either express or implied as to the accuracy, reliability or completeness of the Disclosed Information;

         (h) the Lessee has not relied in any way on the skill or judgment of the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation nor any other person acting on behalf of or associated with the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation and has entered into this Lease based entirely on its own enquiries, investigations, inspections and independent advice;

         (i) the Lessee has carried out all relevant investigations and has examined and acquainted itself concerning:

                           (A) the contents, correctness and sufficiency of the Disclosed Information;

                           (B) all information which is relevant to the risks, contingencies and other circumstances which could affect its decision to enter into this Lease; and

                           (C) all amounts payable between the parties to this Lease;

         (j) on the basis that the Disclosed Information has, to the knowledge and belief of the Director, the State, VRTC, PTC, VLF and the Passenger Rail Corporations been given in good faith and that neither the Director, the State, VRTC, PTC, VLF nor the Passenger Rail Corporations has any knowledge that any part of the Disclosed Information is misleading or deceptive (but acknowledging that neither the Director, the State, VRTC, PTC, VLF nor the Passenger Rail Corporations is under any obligation to make enquiries to verify that state of knowledge), any statement, representation, term, warranty, condition, promise or undertaking made, given or agreed to by the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation or any person acting on behalf of or associated with the Director, the State, VRTC, PTC, VLF or a Passenger Rail Corporation in any prior negotiation, arrangement, understanding or agreement has no effect except to the extent expressly set out or incorporated in this Lease; and

         (k) the acknowledgments under this clause 27.3 are in addition to and do not replace the terms and conditions already agreed to or accepted by the Lessee when receiving the Disclosed Information.

27.4     YEAR 2000 RISK

         The Lessee acknowledges that no representation or warranty is made by the Director, the State, VLF, VRTC, PTC or any Passenger Rail Corporation (nor has the Director, the State, VLF, VRTC, PTC or any Passenger Rail Corporation any liability whatsoever to the Lessee) in relation to any defects in the computer hardware, software, networks, data storage devices, peripherals, data stored in electronic form and other information technology forming part of or used in the Railway Infrastructure, including any defect due to the problem commonly known as the Year 2000 problem.

28.      FURTHER TERMS

28.1     OPTION

         The Lessee has options to renew this Lease for:

         (a) the First Further Term upon and subject to the same terms and conditions as are contained in this Lease; and

         (b) provided the Lessee exercises its option to renew the Lease for the First Further Term, the Second Further Term upon and subject to the same terms and conditions as contained in this Lease.

28.2     EXERCISE OF FIRST OPTION

         At any time not more than six years and not less than five years prior to the Completion Date the Lessee may exercise its option to renew this Lease for the First Further Term by giving to the Director a written notice which states that:

         (a)      the notice is given pursuant to clause 28.2 of this Lease; and

         (b) the Lessee requires the Director to renew this Lease for the First Further Term.

         Any notice which purports to be a notice given under this clause will not be effective if it is given more than six years or less than five years prior to the expiration of the Term.

28.3     EXERCISE OF SECOND OPTION

         Provided that the Lessee has exercised its option to renew the Lease for the First Further Term, at any time not more than six years and not less than five years prior to the expiration of the First Further Term the Lessee may exercise its option to renew this Lease for the Second Further Term by giving to the Director a written notice which states that:

         (a)      the notice is given pursuant to clause 28.3 of this Lease; and

         (b) the Lessee requires the Director to renew this Lease for the Second Further Term.

         Any notice which purports to be a notice given under this clause will not be effective if it is given more than six years or less than five years prior to the expiration of the First Further Term.

28.4     GRANTING OF NEW LEASE

         Subject to clause 28.5:

         (a) if the Lessee gives the Director written notice in accordance with clause 28.2, then upon the expiration of the Term this Lease will automatically be renewed for the First Further

                  Term upon and subject to the same terms and conditions as are contained in this Lease but excluding in the renewed Lease the option for the First Further Term; and

         (b) if the Lessee gives the Director written notice in accordance with clause 28.3, then upon the expiration of the First Further Term this Lease will automatically be renewed for the Second Further Term upon and subject to the same terms and conditions as are contained in this Lease but excluding in the renewed Lease the option for the First Further Term and the Second Further Term.

28.5     DIRECTOR'S RIGHT OF REFUSAL

         The Director will be entitled to refuse to renew the Lease for the First Further Term or the Second Further Term (as the case may be) if:

         (a) in the five year period immediately preceding the expiration of the Initial Term or the First Further Term (as the case may be) the Lessee has been in repeated material breach of:

                  (i)      its obligations under one or more Access Agreements;
                           or

                  (ii)     its obligations under one or more Access
                           Determinations;

         (b) during the current Term the Lessee has committed a breach of its obligations under clause 5.4 which has a material adverse effect on the Director's ability to exercise its rights under clause 5.1;

         (c) during the current Term the Lessee has committed a breach of its obligations under clause 6.3 which has a material adverse effect on the Director's ability to exercise its rights under clause 6.1;

         (d) during the current Term the Lessee has committed a breach of its obligations under clause 8.5 which has a material adverse effect on the Director's ability to exercise its rights under clause 8.1; or

         (e) at the time of renewal of this Lease the Director is entitled to terminate the Lease pursuant to clause 29.6(a) and has not waived its rights to do so.

         The Lessee will not be entitled to any compensation if the Director refuses to renew the Lease for the First Further Term or the Second Further Term (as the case may be) pursuant to this clause 28.5.

28.6     GUARANTEE OF OBLIGATIONS IN RENEWED LEASE

         Where upon the execution of this Lease guarantees, indemnities or covenants were or are provided securing the obligations of the Lessee, similar guarantees, indemnities or covenants executed by the same parties must be provided securing the obligations of the Lessee under any renewed lease entered into under this clause. The Director will be entitled to refuse to renew this Lease if such guarantees, indemnities or covenants are not provided.

28.7     ADDITIONAL FURTHER TERMS

         If the Lessee gives notice to the Director in accordance with clause
         28.3 and the Director does not refuse to renew the Lease for the Second Further Term, then the parties will enter into discussions in good faith to establish whether the Director is prepared to grant any further options to the Lessee to renew the Lease, and if so, on what terms and conditions. Nothing in this clause will require the Director to grant any further options to renew to the Lessee.

29.      DEFAULT

29.1     OCCURRENCE OF DEFAULT EVENT

         If a Default Event occurs the Director may give the Lessee a notice in writing specifying that:

         (a)      a Default Event has occurred;

         (b) setting out reasonable details of the event or circumstance constituting the Default Event; and

         (c)      specifying a Cure Period for that Default Event.

29.2     CURE PLAN

         Within 14 days of receipt of a Default Notice in respect of a Default Event which is not a Financial Default, the Lessee must provide to the Director a Cure Plan in respect of the Default Event specified in the Default Notice.

29.3     CURE PERIOD

         Following receipt of a Default Notice, the Lessee will be permitted to cure the Default Event within the Cure Period and, if applicable, in accordance with the Cure Plan. The Lessee may only cure a Default Event which is a Financial Default by payment of the amount then owing in respect of the Default Event. The Director must give the Lessee written notice once a Default Event has been cured to the Director's satisfaction.

29.4     EXTENSION TO CURE PERIOD

         (a) If the Lessee requires an extension to the Cure Period (other than for a Financial Default) it must, as soon as possible (but no later than the expiration of the current Cure Period) provide to the Director:

                  (i)      a revised Cure Plan; and

                  (ii)     evidence that:

                           (A) the Lessee has diligently pursued and is continuing to diligently pursue a feasible and practicable programme of rectification; and

                           (B) the Default Event cannot, with reasonable diligence, be cured within the current Cure Period.

         (b) The Director must not unreasonably refuse to grant an extension of the Cure Period where the Lessee has satisfied the requirements of this clause 29.4.

         (c) Unless otherwise agreed by the Director (which agreement must not be unreasonably withheld), the Lessee may only apply once for an extension of the Cure Period in respect of the Default Event specified in a Default Notice.

         (d) Irrespective of whether the Director grants any request by the Lessee for an extension of a Cure Period, the Lessee must diligently pursue implementation of each Cure Plan.

         (e) The Lessee is not entitled to apply for an extension to the Cure Period for a Financial Default.

29.5     REMEDIES FOR DEFAULT EVENT

         (a) If the Lessee commits a Default Event and the Default Event is not cured within the Cure Period then, subject to clause 29.5(b), the Lessee's failure to Cure that Default Event within that Cure Period will not itself entitle the Director to terminate this Lease, but the Director will be entitled to exercise all other legal and equitable rights and remedies available to the Director in respect of that Default Event (whether under this Lease or otherwise).

         (b) If the Lessee fails to cure a Default Event within the Cure Period for that Default Event, then the Director will be entitled to exercise its rights under clause 29.6 if, but only if, the Default Event is:

                  (i)      a Financial Default;

                  (ii) a breach by the Lessee at any time during the Second Further Term of its obligations under clause 5.4 which has a material adverse effect on the Director's ability to exercise its rights under clause 5.1;

                  (iii) a breach by the Lessee at any time during the Second Further Term of its obligations under clause 6.3 which has a material adverse effect on the Director's ability to exercise its rights under clause 6.1;

                  (iv) a breach by the Lessee at any time during the Second Further Term of its obligations under clause 8.5 which has a material adverse effect on the Director's ability to exercise its rights under clause 8.1;

                  (v) a breach by the Lessee of its obligations under clause 9.7(b);

                  (vi) a breach by the Lessee of its obligations to effect and maintain insurance under clause 25; or

                  (vii) a Financial Breach (as defined in the Direct Agreement) by the Lessee under the Direct Agreement.

29.6     REMEDIES FOR TERMINATION EVENT

         If a Termination Event occurs or if clause 29.5(b) applies, then the Director will be entitled to:

         (a) terminate this Lease immediately by written notice to the Lessee; and

         (b) exercise all legal and equitable rights and remedies available to the Director (whether under this Lease or otherwise).

29.7     INTEREST ON FINANCIAL DEFAULT

         (a) The Lessee must pay to the Director Interest on any amount which is the subject of a Financial Default until that amount is paid to the Director.

         (b) Interest will accrue daily at the Default Rate for each day from the date on which the amount became due and payable until such amount (and all Interest accrued on it) is paid in full, and is payable on the date payment of the amount is made.

         (c) The right to require payment of Interest under this clause is without prejudice to any other rights and remedies of the Director in respect of the Financial Default.

         (d) If a liability under this Lease becomes merged in an order or judgment of a court of competent jurisdiction, the Lessee must pay Interest to the Director on the amount of that liability as an independent obligation. This Interest accrues from the date the liability becomes due for payment (after or at the time of the order or judgment) until it is paid, at a rate that is the higher of the rate payable under the order or judgment and the Default Rate.

29.8     WAIVER

         If this Lease is lawfully terminated by the Director, the Lessee waives any rights it might otherwise have to pursue a claim of restitution of any kind including, without limitation, a claim of unjust enrichment.

29.9     EQUITABLE RELIEF

         The Lessee acknowledges that damages may not be an adequate remedy for any breach by the Lessee of, or failure by the Lessee to comply with, this Lease. The Lessee agrees that without limiting any other right, remedy or action open to the Director in connection with any actual or threatened breach or failure to comply with this Lease, the Director is entitled to seek equitable relief (including specific performance or injunctive or declaratory relief) to restrain any actual or threatened breach or failure to comply and that the Lessee must not oppose the granting of such relief on the basis that no actual loss or damage has been or will be sustained by the Director.

30.      OBLIGATIONS ON EXPIRATION OR TERMINATION

30.1     TRANSITIONAL PERIOD

         The Lessee must co-operate with the Director to ensure that upon the expiration or earlier determination of this Lease the Director will be in a position to operate, or to permit others to operate, Rolling Stock on the Intrastate Track in accordance with the operational criteria for that Rolling Stock existing immediately prior to the expiration or earlier determination, and to comply with any Access Agreements or Access Determinations continuing in effect after that expiration or earlier determination. Without limiting the generality of the foregoing, the Lessee must do everything, both before and after the expiration or earlier determination of the Lease, as the Director may reasonably require to assist and advise the Director or any subsequent operator in using the Land for or in connection with Railway Operations,

30.2     NOVATION OF AGREEMENTS

         Upon the expiration or earlier determination of this Lease the Lessee must, upon the request of the Director, novate or assign to the Director or the Director's nominee without payment:

         (a) any service or maintenance agreement relating to the Railway Infrastructure (or any part of it) or the benefit of any such agreement;

         (b) any other agreement relating to the Land (or any part of it) or the benefit of any such agreement; and

         (c)      any Access Agreement or Access Determination.

         Nothing in this clause 30.2 requires the Director to request the novation or assignment of any agreement.

30.3     RETURN OF MAINTENANCE RECORDS

         Upon, or as soon as practicable following, the expiration or the earlier determination of this Lease, the Lessee must deliver to the Director or the Director's nominee all books, records and other material kept by or on behalf of the Lessee or the Lessee's Associates which relate to the maintenance, repair and renewal of the Railway Infrastructure (including all operating and maintenance plans, technical information and data, specifications, manuals, drawings, tracings, calculations, computer programs, computer disks and reports). Prior to such delivery the Lessee must provide the Director with access to all such books, records and other material upon demand.

30.4     POWER OF ATTORNEY

         The Lessee, for the purposes of executing any deed of cancellation or surrender of the Lease (or any part of it) or any novation or assignment under clause 30.2 or of doing any act or thing necessary or desirable in connection with such cancellation or surrender or such novation or assignment, irrevocably appoints the Director as its attorney with full power and authority to execute any such deed of cancellation or surrender or novation or assignment, and to do any such act or thing, on behalf of and in the name of the Lessee.

30.5     COMPENSATION

         If either:

         (a) this Lease is not renewed in accordance with clause 28 for the First Further Term or, if applicable, the Second Further Term; or

         (b)      this Lease is terminated prior to the expiry of its Term,

         upon expiry or earlier determination of this Lease the Lessee must pay to the Director by way of compensation an amount calculated as follows:

                                 A x (1 - (1 + DR)-B)      A x (1 - (1 + DR)-M)
                  Compensation = --------------------  --  --------------------
                                          DR                       DR
                  where:

                  A = the Rent payable in respect of the year during which the expiration or earlier determination of the Lease occurs;

                  B = that part (expressed as a number of years, but excluding the then current year if Rent for that year has been paid) of the Initial Term, the First Further Term and the Second Further Term remaining unexpired at the expiration or earlier determination of the Lease (assuming the Lessee has exercised its option to renew this Lease for both the First Further Term and the Second Further Term);

                  DR  the discount rate of 0.04; and

                  M that part (expressed as a whole number of years) of the Initial Term, the First Further Term and the Second Further Term then remaining unexpired (assuming the Lessee has exercised its option to renew this Lease for both the First Further Term and the Second Further Term) for which Rent has been prepaid.

         The Lessee acknowledges that this is a genuine pre-estimate of the loss and damage the Director will incur if either of the events contemplated by clause 30.5(a) and 30.5(b) occurs and is not a penalty. The Lessee also acknowledges that the Director's rights if the Lease is terminated prior to the expiry of its Term are not limited to its rights under this clause 30.5.

30.6     SET OFF

         The Lessee irrevocably authorises the Director, upon expiry or earlier determination of this Lease, to apply all or any part of any amount due and payable by the Lessee to the Director under this Lease (including all or any part of any amount that becomes due and payable by the Lessee to the Director upon expiry or earlier determination of this Lease) in or towards satisfaction of all or any part of any amount due or payable by the Director to the Lessee upon expiry or earlier determination of this Lease.

31.      DISPUTE RESOLUTION

31.1     PROCEDURE TO SETTLE DISPUTES

         (a) If there is a dispute between the parties relating to or arising out of this Lease, the parties must use reasonable endeavours acting in good faith to settle the dispute as soon as practicable.

         (b) Unless otherwise expressly provided in this Lease, the procedure that is to be followed to settle a dispute arising under this Lease is as follows:

                  (i)      first, negotiation of the dispute under clause 31.2;

                  (ii)     second, mediation of the dispute under clause 31.3;
                           and

                  (iii)    third, determination of the dispute under clause
                           31.4,

         unless the parties agree that the dispute is best resolved by an independent expert in accordance with clause 31.5 or clause 31.5 otherwise applies.

         (c) A party may not commence court proceedings in relation to a dispute arising in connection with this Lease until it has exhausted the procedures in this clause 31 unless the party seeks to enforce payment due under the Lease or seeks urgent injunctive or other urgent interlocutory relief or seeks appropriate injunctive or other interlocutory relief to preserve property or rights or to avoid losses that are not compensable in damages.

31.2     NEGOTIATION

         If there is a dispute between the parties relating to or arising out of this Lease (other than a dispute to which clause 31.5 applies), then within 14 days (or if another period is prescribed by this Lease, that other period) of a party notifying the other party of a dispute, a senior representative of the Lessee must meet with a senior representative of the Director and use reasonable endeavours acting in good faith to resolve the dispute by joint discussions.

31.3     MEDIATION

         If a dispute relating to or arising under this Lease is not resolved under clause 31.2 within 14 days of notification of the dispute under clause 31.2, the parties will, if mutually agreed within that period, submit the matter to mediation on the following terms:

         (a) the mediator will be chosen by the parties within 21 days of notification of the dispute under clause 31.2 and appointed within a further seven days;

         (b) in the absence of agreement by the parties as to the mediator within 14 days after the end of the period prescribed by clause 31.2, the mediator will be appointed on the application of either party by the president or other senior office bearer for the time being of LEADR within 14 days of the application;

         (c) the parties must endeavour to procure that a mediator appointed under clause 31.3(a) or (b):

                  (i) assists the parties to reach a resolution of the dispute by agreement;

                  (ii) acts impartially and ensures that each party has a clear understanding of the other party's points of view to enable proposals to be formulated for settlement of the dispute;

                  (iii) does not make his or her personal or professional views known to the parties or give any professional advice to a party;

                  (iv) is entitled to terminate the mediation if, after consultation with the parties, the mediator forms the view that the mediation process is exhausted; and

                  (v) does not impose a solution on the parties and any suggestion made during the course of the mediation by the mediator will not be binding on a party;

         (d) each party may appoint a person, including a legally qualified person, to represent it or assist it in the mediation;

         (e) each party will bear its own costs relating to the preparation for and attendance at the mediation;

         (f) the costs of the mediator will be borne equally between the parties; and

         (g) the mediation process will cease if the dispute has not been settled within 30 days of the mediator being appointed, or such longer time as may be agreed by the parties.

         31.4     ARBITRATION

         (a) Subject to clause 31.5, if a dispute between the parties relating to or arising out of this Lease is not settled by mediation under clause 31.3 (or if no agreement is reached to refer the dispute to mediation within 21 days of notification of the dispute under clause 31.2), either party may by written notice to the other refer the dispute to arbitration for determination on the following terms:

                  (i) the arbitrator will be chosen by the parties but in the absence of an agreement by the parties as to the arbitrator within 14 days of the notice referring the matter to arbitration, the arbitrator will be appointed on the application of either party by the president or other senior office bearer for the time being of the Institute of Arbitrators Australia;

                  (ii) the Victorian Commercial Arbitration Act 1984 (Vic) will apply to the arbitration and the arbitration will be conducted and held in accordance with, and subject to, the Institute of Arbitrators Australia Expedited Commercial Arbitration Rules except that Rule 19 will not apply;

                  (iii) each party may be represented at the arbitration by a qualified legal practitioner;

                  (iv) the arbitrator must hand down a decision within 60 days after notice referring the dispute to arbitration or such longer period as may be mutually agreed between the parties or in the absence of agreement such longer period as is reasonably considered appropriate by the arbitrator in all the circumstances; and

                  (v) the decision of the arbitrator with regard to the dispute will be binding upon the parties.

         (b) Where this clause 31.4 applies to a dispute arising under this Lease, no issues relating to that dispute may be referred to an independent expert under clause 31.5, unless the parties otherwise agree.

31.5     INDEPENDENT EXPERT

         (a) Where this Lease expressly provides for a dispute to be resolved in accordance with clause 31.5, or the parties otherwise agree that a dispute is best resolved by an independent expert, the parties will submit to the following procedure to resolve the dispute:

                  (i) the parties will choose and appoint an independent expert;

                  (ii) in the absence of agreement by the parties as to the independent expert within five days (or, if another period is prescribed by this Lease, that other period) of one party giving the other party notice of a dispute, the independent expert will be appointed on the application of either party by:

                           (A) in respect of a dispute under clauses 5.9, 8.8, 11.3(b) or 11.5(f), the president or other senior office bearer for the time being of the Institution of Engineers, Australia;

                           (B) in respect of a dispute under clause 21.2, the president or other senior office bearer for the time being of the Institute of Chartered Accountants in Australia (Victorian Branch); and

                           (C) in all other cases, unless otherwise agreed, the president or other senior office bearer for the time being of the Institute of Arbitrators Australia;

                  (iii) the independent expert must make a determination or finding on the issues in dispute as soon as practicable and in any event within 21 days, or such longer period as may be agreed between the parties;

                  (iv) the independent expert will act as an expert and not as an arbitrator and may adopt such procedures as he or she sees fit;

                  (v) in the absence of manifest error, the independent expert's decision will be final and binding on the parties; and

                  (vi) the costs of the independent expert will be borne by the parties equally or as the independent expert may otherwise determine and each party will bear its own costs relating to the independent expert's decision.

         (b) Where this clause 31.5 applies to a dispute arising under this Lease, no issues relating to that dispute may be referred to arbitration under clause 31.4, unless the parties otherwise agree.

31.6     AMALGAMATION OF DISPUTES

         The parties may by agreement permit a dispute being dealt with under this clause 31 to be amalgamated with any other dispute or disputes involving one or both parties.

31.7     CONTINUE TO PERFORM

         Notwithstanding the existence of a dispute, each party must continue to perform its obligations under this Lease.

32.      REPRESENTATIONS AND WARRANTIES

32.1     LESSEE'S REPRESENTATIONS AND WARRANTIES

         The Lessee represents and warrants to the Director that each of the following statements is true and correct.

         (a) (STATUS) It is a corporation duly incorporated and validly existing under the laws of the place of its incorporation specified in this Lease.

         (b) (POWER) It has the power to enter into and perform its obligations under this Lease, to carry out the transactions contemplated by this Lease and to carry on its business as now conducted or contemplated.

         (c) (CONSTITUTION) Its constitution (produced to the Director at the date of this Lease and signed by a director and secretary of the Lessee for the purposes of identification) is its constitution including all resolutions affecting it.

         (d) (CORPORATE AUTHORISATIONS) It has taken all necessary corporate action to authorise the entry into and performance of this Lease and to carry out the transactions contemplated by this Lease.

         (e) (DOCUMENT BINDING) This Lease creates valid and binding obligations and is enforceable in accordance with its terms, subject to any necessary stamping and registration.

         (f) (TRANSACTIONS PERMITTED) The execution and performance by the Lessee of this Lease and each transaction contemplated under this Lease does not and will not violate in any respect a provision of:

                  (i) a law or treaty or a judgment, ruling, order or decree of a Governmental Agency binding on it;

                  (ii)     its constitution; or

                  (iii) any other document or agreement that is binding on it or its assets.

         (g)      (LEGAL PROCEEDINGS)

                  (i) No suit, cause of action, proceeding, application, claim or investigation is current, or, as far as it is aware, pending, threatened or in prospect against it which may have a material effect on its performance of its obligations under this Lease.

                  (ii)     No resolution ha been passed for its winding up.

                  (iii) No resolution has been passed for the appointment of an administrator to it.

                  (iv) There is no unsatisfied judgment against it which may have a material effect on its performance of its obligations under this Lease.

                  (v) There are no facts, matters or circumstances that give any person the right to apply to wind it up or to appoint a controller within the meaning of section 9 of the Corporations Law or an administrator or an inspector under the Corporations Law in respect of it or any part of its undertaking or assets or income or to take any analogous or equivalent step in any other jurisdiction.

         (h) (AUTHORISATIONS) Each Authorisation that is required in relation to:

                  (i) the execution, delivery and performance by it of this Lease and the transactions contemplated by this Lease;

                  (ii)     the validity and enforceability of this Lease; and

                  (iii) its business as now conducted or contemplated to be conducted and that is material (including under the Transport Act 1983 (Vic) and under any Environmental
                           Law),

         has been obtained or effected and is in full force and effect, or, in the case of Accreditation, will be obtained and in full force and effect at the Commencement Date. It has paid all applicable fees for each of them.

         (i)      (STATUTORY REQUIREMENTS)

                  (i) There are no notices of any Governmental Agency that are or may be material to its business outstanding against it.

                  (ii) All permits, licences and registrations necessary for the conduct of its business are validly subsisting and are held by it.

                  (iii) It has duly observed and complied in all respects with the provisions of all Laws and all orders, notices, awards and determinations made by any Governmental Agency in any way relating to or binding on it or any of its Subsidiaries or any property owned or occupied by it.

         (j) (NO MISREPRESENTATION) All information provided by it to the Director is true in all material respects at the date of this Lease or, if later, when provided. Neither that information nor its conduct and the conduct of anyone on its behalf in relation to the transactions contemplated by this Lease was or is or will be misleading, by omission or otherwise.

         (k) (COPIES OF DOCUMENTS) All copies of documents (including its latest audited accounts and all Authorisations) given by it or on its behalf to the Director are true and complete copies. Those Authorisations all are in full force and effect.

32.2     SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         All representations and warranties in this Lease survive the execution and delivery of this Lease and the completion of transactions contemplated by it.

32.3     NOTIFICATION OF CHANGE

         The Lessee must immediately notify the Director upon becoming aware that a representation or warranty given by the Lessee under this clause has become untrue.

32.4     RELIANCE ON REPRESENTATIONS AND WARRANTIES

         The Lessee acknowledges that the Director has entered into this Lease in reliance on the representations and warranties in this clause.

33.      CONFIDENTIALITY

33.1     GENERAL OBLIGATIONS

         The parties to this Lease must keep confidential and not allow, make or cause any disclosure of or in relation to:

         (a)      any Disclosed Information;

         (b) the terms of this Lease (including any written or oral agreements, negotiations or information in relation to this Lease) and the Transaction Documents; and

         (c) any documents which are or information which is confidential under this Lease,

         (the CONFIDENTIAL INFORMATION) without the prior written consent of the other party.

33.2     EXCEPTIONS

         The parties' obligations in clause 33.1 do not apply to disclosures to the extent that the disclosure is:

         (a) by a party to its legal and other professional advisers, auditors or other consultants (CONSULTANTS) or employees of that party or that party's related bodies corporate requiring the information for the purposes of this Lease or any other Transaction Document (or any transactions contemplated by any of them) or for the purposes of advising that party in relation thereto; or

         (b) of information which is at the time lawfully in the possession of the proposed recipient of the information through sources other than a party; or

         (c) required by law or by a lawful requirement of any Governmental Agency having jurisdiction over a party or its related bodies corporate; or

         (d) required by a lawful requirement of any stock exchange having jurisdiction over a party or its related bodies corporate; or

         (e) required in connection with legal proceedings, arbitration or expert determination relating to this Lease or any Transaction Document or for the purpose of advising a party in relation thereto; or

         (f) of information which is at the time generally and publicly available other than as a result of breach of confidence by the party wishing to disclose the information it discloses;

         (g) necessary or commercially desirable to an existing or bona fide proposed or prospective financier, however, the party wishing to disclose the information must, if requested by the other party, procure that the proposed recipient of the information executes a confidentiality deed in favour of the other party prior to the disclosure of the confidential information;

         (h) by the Director to the Crown in right of the State of Victoria or any minister, officer, employee, agent, adviser or consultant of the State or any of its Governmental Agencies or instrumentalities; or

         (i) by the Director to a proposed or prospective lessee or licensee of the Land (or any part of it) either following the expiration or earlier determination of this Lease or in bona fide contemplation of such expiration or earlier determination.

33.3     DISCLOSURE FOR PURPOSES OF THIS LEASE

         Each party must take all steps reasonably necessary to ensure that Confidential Information is disclosed only to such of its officers, employees, agents or subcontractors as require that knowledge in order to carry out their duties in accordance with this Lease.

33.4     OTHER CONFIDENTIAL INFORMATION

         The Lessee covenants with the Director that it will not misuse confidential information obtained by the Lessee in the course of its activities as an access provider.

34.      NOTICES

         Any notice, demand, consent or other communication (the NOTICE) given or made under this Lease:

         (a) must be in writing and signed by a person duly authorised by the sender;

         (b) must be delivered to the intended recipient by prepaid post (if posted to an address in another country, by registered airmail) or by hand or fax to the address or fax number below or the address or fax number last notified by the intended recipient to the sender:

                  (i)      to the Director:  80 Collins Street
                                             Melbourne Vic 3000
                                             Attention: Director of Public
                                                        Transport
                                             Fax No: 965 58598

                  (ii)     to the Lessee:  Freight Victoria Limited
                                           Level 1
                                           140 King Street
                                           Melbourne Vic 3000
                                           Attention: Chief Executive Officer
                                           Fax No: (03) 9827 8464; and


         (c)      will be taken to be duly given or made:

                  (i)      in the case of delivery in person, when delivered;

                  (ii) in the case of delivery by post, two business days after the date of posting (if posted to an address in the same country) or seven business days after the date of posting (if posted to an address in another country); and

                  (iii) in the case of fax, on receipt by the sender of a transmission control report from the despatching machine showing the relevant number of pages and the correct destination fax machine number or name of recipient and indicating that the transmission has been made without error, but if the result is that a Notice would be taken to be given or made on a day that is not a business day in the place to which the Notice is sent or is later than 4.00pm (local time) it will be taken to have been duly given or made at the commencement of business on the next business day in that place.

35.      ENTIRE AGREEMENT

                  This Lease contains the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements and understandings between the parties in connection with it.

36.      ASSIGNMENT

36.1     Assignment by Lessee

         (a) Subject to clauses 36.1(b) and clauses 12 and 13, the Lessee must not assign, sub-lease, declare a trust or become a trustee of, transfer, delegate, encumber, pledge or otherwise dispose of or deal with any of its rights or obligations under this Lease, or attempt or purport to do so, without the prior written consent of the Director.

         (b) The Lessee may sub-contract the performance of any of its obligations under this Lease but no such sub-contracting will release the Lessee from any of its obligations or liabilities under this Lease.

36.2     ASSIGNMENT BY DIRECTOR

                  The Director may assign, declare a trust or become a trustee of, transfer, encumber, pledge or otherwise dispose of or deal with any of the Director's rights or obligations under this Lease at any time.

36.3     NEGATIVE PLEDGE

                  The Lessee must not create or permit to exist, and must ensure that none of its related bodies corporate (as defined in the Corporations Law) or controlled entities create or permit to exist, any Security Interest over the Land other than a Permitted Security Interest.

36.4     EXCLUSION OF SECTION 144 OF PROPERTY LAW ACT

                  The operation of Section 144 of the Property Law Act 1958
                  (Vic) is expressly excluded from this Lease.

36.5     CHANGE OF CONTROL

         For the purposes of this clause 36, and without limiting the meaning of the word TRANSFER, the Lessee will be taken to have transferred or to have attempted or purported to transfer its rights and obligations under this Lease if at any time the power (whether formal or informal, whether or not having legal or equitable force and whether or not based on legal or equitable rights):

         (a) to exercise or control the right to vote attached to 50% or more of the issued shares or stock (whether fully, partly or nil paid) in the Lessee;

         (b) to dispose of or exercise a right of disposal in respect of 50% or more of the issued shares or stock (whether fully, partly or nil paid) in the Lessee; or

         (c) to dominate or control the Lessee or the financial and operating policies or management of the Lessee (whether alone or in concert with others, and whether by any act or omission or otherwise), resides with any persons other than those holding that power on the Commencement Date.



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

37.      AMENDMENT

         No amendment or variation of this Lease is valid or binding on a party unless made in writing and executed by both parties.

38.      NO WAIVER

         No failure to exercise nor any delay in exercising any right, power or remedy by a party operates as a waiver. A single or partial exercise of any right, power or remedy does not preclude any other or further exercise of that or any other right, power or remedy. A waiver is not valid or binding on the party granting that waiver unless made in writing.

39.      SEVERABILITY

         To the extent that any part of this Lease may be invalid, illegal or unenforceable, it is intended that the remaining parts, insofar as possible and reasonable, must be effective and enforceable.

40.      FURTHER ASSURANCES

         Each party agrees to do all things and execute all deeds, instruments, transfers or other documents as may be necessary or desirable to give full effect to the provisions of this Lease and the transactions contemplated by it.

41.      NO MERGER

         The rights and obligations of the parties will not merge on the completion of any transaction contemplated by this Lease. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any such transaction.

42.      RIGHTS CUMULATIVE

         Subject to any express provision in this Lease to the contrary, the rights of a party under this Lease are cumulative and are in addition to any other rights of that party.

43.      COSTS AND STAMP DUTY

         Each party must bear its own costs arising out of the negotiation, preparation and execution of this Lease. Subject to clause 4.4 of the Sale of Assets Agreement, all stamp duty (including fines, penalties and interest) that may be payable on or in connection with this Lease and any instrument executed under this Lease must be borne by the Lessee.

44.      GOVERNING LAW AND JURISDICTION

         This Lease is governed by the laws of Victoria. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there in connection with matters concerning this Lease.












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

45.      COUNTERPARTS

         This Lease may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

         EXECUTED as a Deed in Melbourne.

SIGNED SEALED AND DELIVERED by THE           )  /s/ John S. Taylor
DIRECTOR OF PUBLIC TRANSPORT on behalf       )  ------------------------------
of the CROWN IN RIGHT OF THE STATE OF        )  Signature of Director
VICTORIA in the presence of:

                                                John S. Taylor
                                                ------------------------------
                                                Print Name

/s/ R. O'Connor
-------------------------------
Signature of Witness



Rachel Louise O'Connor
-------------------------------
Print Name



THE COMMON SEAL OF FREIGHT VICTORIA          )  /s/ M. Van Onselen
LIMITED was duly affixed in the presence of: )  ------------------------------
                                             )  Signature of Director

                                                M. Van Onselen
                                                ------------------------------
                                                Print Name

/s/ W. Graham Claytor
-------------------------------
Director/Secretary



/s/ W. Graham Claytor
-------------------------------
Print Name
























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